Exhibit 99.2

FOURTH QUARTER 2003

Supplemental Operating and Financial Data

All dollar amounts shown in this report are unaudited, except for the December 31, 2002
Consolidated Balance Sheet and the Consolidated Statement of Cash Flows for the year ended December 31, 2002.

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy securities of Equity Office.
Any offers to sell or solicitations to buy securities of Equity Office shall be made only by means of a prospectus approved for that purpose.

Equity Office Properties Trust
Table of Contents
December 31, 2003

Equity Office Properties Trust
Corporate Data
December 31, 2003

Equity Office Properties Trust
December 31, 2003

Equity Office

Equity Office Properties Trust (“Equity Office”) is the country’s largest publicly traded owner and manager of office properties based upon equity market capitalization and square footage. At December 31, 2003, Equity Office, operating through its subsidiaries and affiliates, had a national office portfolio of 684 office buildings comprising 122.3 million square feet in 18 states and the District of Columbia. Equity Office had an ownership presence in 27 markets and in 124 submarkets, enabling it to provide premium office space for a wide range of local, regional and national customers.

Equity Office employs approximately 2,400 employees that provide real estate operations, leasing, legal, financial and accounting, acquisition, disposition and marketing expertise throughout the country.

Senior Unsecured Debt Ratings (a)

Moody’s:	Baa1
Standard & Poors:	BBB+
Fitch:	BBB+

Office Portfolio Weighted Average Occupancy (a) (b)

Occupied	86.3%
Leased	88.1%

Office Portfolio Concentration (a) (b)

		Based on Property Net
	Based on	Operating Income from
	Square Footage	Continuing Operations

CBD	42.3%	44.6%
Suburban	57.7%	55.4%

		% of Property Net
	% of	Operating Income
	Office Portfolio	from Continuing
Top 10 Markets (a) (b)	Square Feet	Operations

San Francisco	9.0%	14.3%
Boston	10.3%	13.0%
San Jose	7.1%	10.2%
Seattle	8.2%	7.4%
New York	4.1%	7.0%
Chicago	9.2%	6.3%
Washington, D.C.	4.9%	5.9%
Los Angeles	5.6%	5.7%
Atlanta	6.4%	4.5%
Orange County	4.8%	4.1%

	69.4%	78.4%

Quarterly Highlights

In December, Equity Office acquired 225 West Santa Clara Street (previously known as the Opus Center) office building for approximately $103 million. The office property is located in San Jose, California and consists of approximately 343,391 square feet.

Also in December, Equity Office announced the redemption of all of its 4,562,900 outstanding 8 5/8% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest (EOP PrC). On January 5, 2004, the Series C Preferred Shares were redeemed at a redemption price of $25.00 per share, plus $0.12578125 accumulated and unpaid dividends for the period from December 15, 2003 to the redemption date, for an aggregate redemption price of $25.12578125 per share. The total aggregate redemption price for all of the outstanding Series C Preferred Shares was $114,646,427.

In October 2003, Peyton Owen Jr. was appointed executive vice president and chief operating officer (COO) of Equity Office. As a result of EOP's reorganizations implemented in connection with Mr. Owen's arrival, Peter Adams and Christopher Mundy, exeuctive vice presidents —strategic planning and operations, each resigned to pursue other interests.

Equity Office disposed of 23 office properties consisting of approximately 2.7 million square feet and one vacant land parcel. In addition, Equity Office sold partial interests and entered into joint venture agreements on 13 office properties consisting of approximately 3.3 million square feet. The total sales price to Equity Office from these transactions was approximately $1,025.0 million. The properties affected were:

		Building	Square
Property	Location	Count	Feet

Total Sale
Wachovia Center	Charlotte, NC	1	583,424
Summit Office Park	Forth Worth, TX	2	239,095
Skyport Plaza (1600 Technology Drive)(c )	San Jose, CA	1	193,977
Camino West Corporate Park	Carlsbad, CA	1	52,808
La Place Court	Carlsbad, CA	1	80,299
Pacific Ridge Corporate Centre	Carlsbad, CA	1	120,980
Pacific View Plaza	Carlsbad, CA	1	48,680
Carlsbad Airport Plaza	Carlsbad, CA	1	60,029
Colonnade I	San Antonio, TX	1	168,637
Northwest Center	San Antonio, TX	1	241,248
Union Square	San Antonio, TX	1	194,398
Centerpoint Irvine I, II & III	Orange County, CA	3	67,557
East Hills Office Park	Orange County, CA	1	57,245
Oakbrook Plaza	Orange County, CA	1	118,843
Marina Business Center Bldg 1-4	Los Angeles, CA	4	261,512
Sepulveda Center	Los Angeles, CA	1	171,365
Lafayette Terrace	Lafayette, CA	1	47,392

Partial Sale/JV
161 North Clark (d)	Chicago, IL	1	1,010,520
Prominence in Buckhead (d)	Atlanta, GA	1	424,309
World Trade Center East (d)	Seattle, WA	1	186,912
Treat Towers (d)	Walnut Creek, CA	1	367,313
Parkshore Plaza I (d)	Folsom, CA	2	114,356
Parkshore Plaza II (d)	Folsom, CA	2	155,497
Bridge Pointe Corporate Center I & II (d)	San Diego, CA	2	372,653
1111 19th Street (e)	Washington, DC	1	252,014
1620 L Street (e)	Washington, DC	1	156,272
1333 H Street (e)	Washington, DC	1	244,585

		36	5,991,920

(a)	As of December 31, 2003.

(b)	Includes consolidated and unconsolidated office properties.

(c)	Equity Office continues to own the remaining two Skyport Plaza buildings comprising 414,686 square feet.

(d)	Equity Office sold a 75% interest in these office properties.

(e)	Equity Office sold an 80% interest in these office properties.

Equity Office Properties Trust
December 31, 2003

Board of Trustees			Executive Officers

Samuel Zell	David K. McKown	Edwin N. Sidman	Richard D. Kincaid	Stanley M. Stevens
Chairman of the Board	Trustee	Trustee	Chief Executive Officer and	Executive Vice President,
of Trustees			President	Chief Legal Counsel and Secretary

Thomas E. Dobrowski	John S. Moody	Warren E. “Ned” Spieker, Jr.	Jeffrey L. Johnson	Marsha C. Williams
Trustee	Trustee	Trustee	Executive Vice President and Chief Investment Officer	Executive Vice President and Chief Financial Officer
William M. Goodyear Trustee	Jerry M. Reinsdorf Trustee	Jan H.W.R. van der Vlist Trustee
			Lawrence J. Krema	Robert J. Winter, Jr.
James D. Harper, Jr. Trustee	Sheli Z. Rosenberg Trustee	William Wilson III Trustee	Executive Vice President - Human Resources and Communications	Executive Vice President - Development and Portfolio Management

Peyton H. Owen, Jr.
Richard D. Kincaid			Executive Vice President and
Trustee			Chief Operating Officer

Equity Research Coverage

Art Havener / David AuBuchon A.G. Edwards & Sons, Inc. 314.955.3436 / 314.955.5452	Lou Taylor / John Perry Deutsche Banc Alex Brown 212.250.4912 / 212.250.5182	John Lutzius / Liz Dhillon Green Street Advisors 949.640.8780	Steve Sakwa / Brian Legg Merrill Lynch & Company, Inc. 212.449.0335 / 212.449.1153	Jay Leupp / David Copp RBC Capital Markets 415.633.8588 / 415.633.8558

Lee Schalop / Dan Oppenheim Banc of America Securities 212.847.5677 / 212.847.5733	Kevin Lampo Edward D. Jones & Company 314.515.5253	Tony Paolone / Mike Mueller J.P. Morgan Securities 212.622.6682 / 212.622.6689	Greg Whyte / David Cohen Morgan Stanley Dean Witter & Co., Inc. 212.761.6331 / 212.761.8564	Jonathan Litt / Gary Boston Salomon Smith Barney, Inc. 212.816.0231 / 212.816.1383

Ross Smotrich / Mike Marron Bear, Stearns & Co. 212.272.8046 / 212.272.7424	David Loeb Friedman, Billings, Ramsey & Co. 703.469.1289	David Fick / Ken Weinberg Legg Mason Wood Walker 410.454.5018 / 410.454.5175	James Sullivan / Jamie Feldman Prudential Securities 212.778.2515 / 212.778.1724	Keith Mills / John Kim UBS Warburg 212.713.3098 / 212.713.9721

Jay Haberman Credit Suisse First Boston Corporation 212.538.5250	Carey Callaghan / Nora Creedon The Goldman Sachs Group 212.902.4351 / 212.902.6751	David Shulman / David Harris Lehman Brothers, Inc. 212.526.3413 / 212.526.1790	Paul Puryear / William Crow Raymond James & Associates, Inc. 727.567.2253 / 727.567.2594

Please note that any opinions, estimates, forecasts or predictions regarding Equity Office’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Equity Office or its management. Equity Office does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Company Information

Corporate Headquarters	Trading Symbol	Investor Relations	Contact	Information Requests
Two North Riverside Plaza Suite 2100 Chicago, IL 60606 312.466.3300	EOP	Equity Office Properties Trust Two North Riverside Plaza, Suite 2100 Chicago, IL 60606 Telephone: 312.466.3300 Fax: 312.930.4486	Diane M. Morefield Senior Vice President - Investor Relations Telephone: 312.466.3286 InvestorRelations@equityoffice.com	To request an Investor Relations package, annual report, or to be added to our email list, please contact:
	Stock Exchange Listing New York Stock Exchange			Tina Royse at 312.466.3924 tina_royse@equityoffice.com Toll free within Canada and the United States: 800.692.5304

Tentative Conference Call Dates

4th Qtr 2003	February 5, 2004
1st Qtr 2004	May 4, 2004
2nd Qtr 2004	August 3, 2004
3rd Qtr 2004	November 2, 2004

Equity Office Properties Trust
Financial Highlights
December 31, 2003

	As of or for the three months ended

	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002

	(Dollars in thousands, except per share data)
Earnings Per Share
Net income available to common shareholders — basic	$0.51	$0.28	$0.37	$0.35	$0.42
Net income available to common shareholders — diluted	$0.50	$0.28	$0.37	$0.35	$0.42
Market Value of Common Equity
Total Common Shares and Units	449,492,618	448,794,666	448,716,179	456,160,247	461,407,729
Common Share price at the end of the period	$28.65	$27.53	$27.01	$25.45	$24.98

Market value of common equity	$12,877,964	$12,355,317	$12,119,824	$11,609,278	$11,525,965

Common Shares and Units
Common Shares outstanding	400,460,388	399,469,098	399,263,583	406,243,857	411,200,998
Units outstanding	49,032,230	49,325,568	49,452,596	49,916,390	50,206,731

Total Common Shares and Units outstanding	449,492,618	448,794,666	448,716,179	456,160,247	461,407,729

Weighted average Common Shares and Units outstanding — basic	447,378,171	446,750,227	450,216,263	458,337,480	460,188,277
Weighted average Common Shares, Units and dilutive potential common shares — diluted	449,600,540	448,805,388	452,010,570	459,301,852	461,366,371
Common Share Price and Dividends
At the end of the period	$28.65	$27.53	$27.01	$25.45	$24.98
High during period	$29.30	$28.20	$27.92	$26.24	$26.10
Low during period	$26.99	$26.46	$25.52	$23.31	$23.21
Common dividends per share	$0.50	$0.50	$0.50	$0.50	$0.50

Building Square Footage Roll Forward
	Office Properties		Industrial Properties

Properties owned as of:	Buildings	Square Feet	Buildings	Square Feet

December 31, 2002	734	125,725,399	77	5,967,759
Acquisition	1	485,902	—	—
Dispositions	(30)	(2,475,218)	(2)	(216,900)
Property taken out of service (a)	(1)	(115,340)	—	—
Developments placed in service	5	1,218,215	—	—
Building remeasurements	—	92,886	—	—

September 30, 2003	709	124,931,844	75	5,750,859
Acquisition	1	343,391	—	—
Dispositions	(23)	(2,707,489)	—	—
Property taken out of service (b)	(3)	(335,208)	—	—
Building remeasurements	—	22,387	—	—

December 31, 2003	684	122,254,925	75	5,750,859

	As of or for the three months ended

	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002

	(Dollars in thousands, except per share data)
Selected Operating Data — Continuing Operations
Total revenues	$828,748	$789,870	$787,687	$789,327	$848,627
Net — straight line revenue / expense adjustment	21,770	19,336	18,501	10,947	13,094
Lease termination fees (c)	25,990	15,469	7,949	13,171	44,317
Capitalized interest	3,072	2,218	1,201	3,598	4,980
Scheduled principal payments for consolidated debt	10,988	10,710	10,518	10,427	10,392
Portfolio Statistics (including unconsolidated joint ventures)
Office buildings owned	684	709	721	729	734
Total office square footage	122,254,925	124,931,844	124,134,404	125,548,024	125,725,399
Office occupancy at end of quarter	86.3%	86.3%	87.1%	87.2%	88.6%
Industrial properties	75	75	76	76	77
Total industrial square footage	5,750,859	5,750,859	5,907,459	5,907,459	5,967,759
Industrial occupancy at end of quarter	86.6%	85.1%	84.7%	86.6%	89.3%
Corporate and property operating general and administrative expense (d)
Corporate general and administrative expense	$17,807	$13,515	$17,655	$13,502	$16,367
Property operating general and administrative expense	23,731	23,775	22,110	19,690	19,034

Total corporate and property operating general and administrative expense	$41,538	$37,290	$39,765	$33,192	$35,401

Corporate general and administrative expense as a percentage of total revenues	2.1%	1.7%	2.2%	1.7%	1.9%

(a)	Cambridge Science Center (f/k/a Riverview I) is now considered a development.

(b)	175 Wyman has been taken out of service and is being held for potential redevelopment.

(c)	These amounts exclude lease termination fees from unconsolidated joint ventures and discontinued operations.

(d)	Beginning in 2003, we reclassified regional operating expenses and other costs directly associated with property operations from general and administrative expenses to property operating expenses. Accordingly, regional office expenses have been classified as property operating expenses and all prior periods have been reclassified for comparability. This reclassification does not change prior period results or shareholders’ equity.

Equity Office Properties Trust
Consolidated Statements of Operations
(Unaudited)

	For the three months ended		For the years ended
	December 31,		December 31,

	2003	2002	2003	2002

	(Dollars in thousands, except per share amounts)
Revenues:
Rental	$636,988	$639,947	$2,536,774	$2,616,884
Tenant reimbursements	124,283	123,585	442,599	483,714
Parking	28,937	28,222	111,455	113,151
Other	33,110	52,720	88,943	130,110
Fee income	5,430	4,153	15,861	15,907

Total revenues	828,748	848,627	3,195,632	3,359,766

Expenses:
Depreciation	177,776	152,954	650,235	611,038
Amortization	20,512	14,347	65,313	51,837
Real estate taxes	86,541	79,375	351,537	360,488
Insurance	9,049	10,647	29,973	39,626
Repairs and maintenance	98,946	96,790	335,529	339,556
Property operating	102,436	105,816	409,540	409,025
Ground rent	5,287	4,572	20,287	20,325
Corporate general and administrative	17,807	16,367	62,479	65,790
Impairment of long-lived asset	7,500	—	7,500	—

Total expenses	525,854	480,868	1,932,393	1,897,685

Operating income	302,894	367,759	1,263,239	1,462,081

Other income / expense:
Interest / dividend income	2,307	5,178	12,583	22,148
Realized gain on sale of marketable securities	836	—	9,286	—
Interest:
Expense incurred	(202,022)	(202,986)	(820,359)	(809,681)
Amortization of deferred financing costs and prepayment expenses	(1,541)	(1,255)	(6,976)	(4,964)

Total other income / expense	(200,420)	(199,063)	(805,466)	(792,497)

Income before income taxes, allocation to minority interests, income from investments in unconsolidated joint ventures and net gain on partial sales of real estate	102,474	168,696	457,773	669,584
Income taxes	(3,092)	(428)	(5,373)	(9,126)
Minority Interests:
EOP Partnership	(24,671)	(20,485)	(74,152)	(89,205)
Partially owned properties	(1,928)	(2,063)	(8,116)	(7,200)
Income from investments in unconsolidated joint ventures	16,964	14,709	79,882	106,852
Net gain on partial sales of real estate	99,110	—	99,110	—

Income from continuing operations	188,857	160,429	549,124	670,905
Discontinued operations (including net gain on sales of real estate of $16,554, $9,054, $61,953 and $17,926, respectively)	23,087	26,664	105,938	99,310

Net income	211,944	187,093	655,062	770,215
Preferred distributions	(10,508)	(15,461)	(51,872)	(62,573)

Net income available to common shareholders	$201,436	$171,632	$603,190	$707,642

Earnings per share — basic:
Income from continuing operations per share	$0.45	$0.36	$1.27	$1.49

Net income available to common shareholders per share	$0.51	$0.42	$1.50	$1.71

Weighted average Common Shares outstanding	398,214,473	410,894,232	401,016,093	414,689,029

Earnings per share — diluted:
Income from continuing operations per share	$0.45	$0.36	$1.26	$1.49

Net income available to common shareholders per share	$0.50	$0.42	$1.50	$1.70

Weighted average Common Shares outstanding and dilutive potential common shares	449,600,540	461,366,371	452,561,353	469,138,720

Distributions declared per Common Share outstanding	$0.50	$0.50	$2.00	$2.00

Equity Office Properties Trust
Consolidated Balance Sheets
December 31, 2003

	December 31, 2003
	(Unaudited)	December 31, 2002

	(Dollars in thousands,
	except per share amounts)
Assets:
Investments in real estate	$23,985,839	$24,625,927
Developments in process	75,232	284,737
Land available for development	251,151	252,852
Accumulated depreciation	(2,578,082)	(2,077,613)

Investments in real estate, net of accumulated depreciation	21,734,140	23,085,903
Cash and cash equivalents	69,398	58,471
Tenant and other receivables (net of allowance for doubtful accounts of $6,490 and $11,695, respectively)	79,880	77,597
Deferred rent receivable	379,329	331,932
Escrow deposits and restricted cash	75,186	29,185
Investments in unconsolidated joint ventures	1,127,232	1,087,815
Deferred financing costs (net of accumulated amortization of $48,176 and $48,801, respectively)	64,337	67,151
Deferred leasing costs and other related intangibles (net of accumulated amortization of $157,445 and $115,710, respectively)	314,568	235,002
Prepaid expenses and other assets (net of discounts of $66,200 and $66,557, respectively)	344,940	273,727

Total Assets	$24,189,010	$25,246,783

Liabilities, Minority Interests, Mandatorily Redeemable Preferred Shares and Shareholders’ Equity:
Liabilities:
Mortgage debt (including a net discount of $(13,663) and $(12,584), respectively)	$2,315,889	$2,507,890
Unsecured notes (including a net premium of $12,412 and $41,151, respectively)	8,828,912	9,057,651
Line of credit	334,000	205,700
Accounts payable and accrued expenses	573,069	560,101
Distribution payable	3,899	5,654
Other liabilities	398,273	391,963
Commitments and contingencies	—	—

Total Liabilities	12,454,042	12,728,959

Minority Interests:
EOP Partnership	1,191,741	1,246,543
Partially owned properties	183,863	185,809

Total Minority Interests	1,375,604	1,432,352

Mandatorily Redeemable Preferred Shares:
5.25% Series B Convertible, Cumulative Redeemable Preferred Shares, liquidation preference $50.00 per share, 5,990,000 issued and outstanding	299,500	299,500

Shareholders’ Equity:
Preferred Shares, 100,000,000 authorized:
8.625% Series C Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 4,562,900 issued and outstanding	114,073	114,073
7.875% Series E Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 0 and 6,000,000 issued and outstanding	—	150,000
8.0% Series F Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 0 and 4,000,000 issued and outstanding	—	100,000
7.75% Series G Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 8,500,000 issued and outstanding	212,500	212,500
Common Shares, $0.01 par value; 750,000,000 shares authorized, 400,460,388 and 411,200,998 issued and outstanding, respectively	4,005	4,112
Other Shareholders’ Equity:
Additional paid in capital	10,396,864	10,691,610
Deferred compensation	(5,889)	(15,472)
Dividends in excess of accumulated earnings	(652,036)	(452,636)
Accumulated other comprehensive loss	(9,653)	(18,215)

Total Shareholders’ Equity	10,059,864	10,785,972

Total Liabilities, Minority Interests, Mandatorily Redeemable Preferred Shares and Shareholders’ Equity	$24,189,010	$25,246,783

Equity Office Properties Trust
Consolidated Statements of Cash Flows
December 31, 2003

	For the three months ended		For the years ended
	December 31,		December 31,

	2003	2002	2003	2002

	(Dollars in thousands, unaudited)
Operating Activities:
Net income	$211,944	$187,093	$655,061	$770,215
Adjustments to reconcile net income to net cash provided by operating activities:
Revenue recognized related to acquired lease obligations, net	(173)	—	(68)	—
Amortization of discounts included in interest / dividend income	(89)	(89)	(357)	(856)
Depreciation and amortization (including discontinued operations)	201,643	175,018	737,102	695,892
Amortization of premiums / discounts on unsecured notes and settled interest rate protection agreements included in interest expense	(5,006)	(4,852)	(19,904)	(7,183)
Compensation expense related to restricted shares and stock options issued to employees	4,254	2,901	17,094	14,961
Impairment on long-lived asset	7,500	—	7,500	—

Income from investments in unconsolidated joint ventures	(16,964)	(14,709)	(79,882)	(106,852)
Net gain on sales of real estate (including discontinued operations)	(115,664)	(9,054)	(161,063)	(17,926)
Provision for doubtful accounts	1,721	8,417	12,803	27,995
Income allocated to minority interests	26,600	22,548	82,269	96,405
Changes in assets and liabilities:
Decrease (increase) in rents receivables	610	(7,848)	(6,893)	30,236
Increase in deferred rent receivable	(16,385)	(17,385)	(72,240)	(77,123)
Increase in prepaid expenses and other assets	(50,719)	(15,708)	(8,409)	(27,861)
Increase (decrease) in accounts payable and accrued expenses	62,097	4,754	(17,487)	(22,883)
(Decrease) increase in other liabilities	(6,884)	11,155	(13,223)	15,929

Net cash provided by operating activities	304,485	342,241	1,132,303	1,390,949

Investing Activities:
Property acquisitions	(102,004)	(29,120)	(189,415)	(53,067)
Property dispositions	946,575	158,911	1,345,554	377,150
Capital and tenant improvements	(170,680)	(105,631)	(435,308)	(328,930)
Lease commissions and other costs	(34,271)	(35,526)	(142,272)	(104,714)
Decrease in escrow deposits and restricted cash	18,620	7,804	23,329	167,026
Distributions from unconsolidated joint ventures	23,758	36,195	176,012	199,665
Investments in unconsolidated joint ventures	(166)	(74,143)	(34,378)	(198,040)
Redemption of CT Convertible Trust I preferred stock	—	—	—	20,086
Repayments of notes receivable	—	4,111	1,299	5,997

Net cash provided by (used for) investing activities	681,832	(37,399)	744,821	85,173

Financing Activities:
Proceeds from mortgage debt	—	1,085	—	14,427
Principal payments on mortgage debt	(90,988)	(119,823)	(233,809)	(156,052)
Proceeds from unsecured notes	—	—	494,810	239,127
Repayment of unsecured notes	(400,000)	(110,000)	(700,000)	(310,000)
Proceeds from line of credit	1,637,800	531,300	5,215,400	1,336,350
Principal payments on line of credit	(1,724,800)	(325,600)	(5,087,100)	(1,374,950)
Payments of loan costs	(130)	(249)	(8,678)	(4,296)
Settlement of interest rate swap agreements	—	—	768	42,810
Distributions to minority interest in partially owned properties	(2,114)	(4,995)	(10,062)	(10,401)
Payment of offering costs	(63)	(158)	(257)	(187)
Proceeds from exercise of share options	17,095	1,133	37,744	40,015
Distributions to common shareholders and unitholders	(448,199)	(464,677)	(901,259)	(935,083)
Repurchase of Common Shares	—	(191,935)	(363,486)	(196,882)
Redemption of Units	(797)	(2,525)	(6,427)	(106,690)
Repurchase of preferred shares	—	—	(250,000)	(199,850)
Issuance of preferred shares	—	—	—	205,645
Payment of preferred distributions	(10,508)	(15,461)	(53,841)	(62,755)

Net cash used for financing activities	(1,022,704)	(701,905)	(1,866,197)	(1,478,772)

Net (decrease) increase in cash and cash equivalents	(36,387)	(397,063)	10,927	(2,650)
Cash and cash equivalents at the beginning of the period	105,785	455,534	58,471	61,121

Cash and cash equivalents at the end of the period	$69,398	$58,471	$69,398	$58,471

Supplemental Information:
Interest paid during the period, including a reduction of interest expense for capitalized interest of $3,072, $4,980, $10,089 and $21,447, respectively	$173,913	$177,732	$849,337	$836,573

Non-Cash Investing and Financing Activities:
Investing Activities:
Mortgage loan assumed upon consolidation of property	$—	$—	$59,166	$—

Escrow deposits related to property dispositions	$(49,991)	$—	$(69,330)	$(70,025)

Escrow deposits used for property acquisition	$—	$—	$—	$70,030

Mortgage loan repayment as a result of a property disposition	$—	$—	$(16,279)	$—

Changes in accounts due to partial sales of real estate:
Increase in investments in unconsolidated joint ventures	$155,710	$—	$155,710	$—

Decrease in investment in real estate	$(169,390)	$—	$(169,390)	$—

Decrease in accumulated depreciation	$19,336	$—	$19,336	$—

Net decrease in other assets and liabilities	$(4,460)	$—	$(4,460)	$—

Financing Activities:
Mortgage loan repayment as a result of a property disposition	$—	$—	$16,279

Issuance of unsecured notes at a discount of $10,048 in exchange for $250 million Mandatory Par Put Remarketed Securities(SM)	$—	$—	$—	$(254,631)

Exchange of $250 million MandatOry Par Put Remarketed Securities(SM), including an unamortized premium of $4,631 for $264,679 notes due 2012 issued February 2002	$—	$—	$—	$254,631

Mortgage loan assumed upon consolidation of property	$—	$—	$(59,166)	$—

Equity Office Properties Trust
Statements of Discontinued Operations
December 31, 2003

     In accordance with SFAS 144 “Accounting for the Impairment or Disposal of Long Lived Assets”, effective for financial statements issued for fiscal years beginning after December 15, 2001, the net income / (loss) and net gain / (loss) on sales of real estate for properties sold subsequent to December 31, 2001 are reflected in the consolidated statements of operations as Discontinued Operations for all periods presented. The properties that were partially sold during the 4th quarter 2003 are not required to be reflected as discontinued operations in accordance with SFAS 144.

     For segment reporting purposes, the office properties, apartment properties and the land parcels that were sold are included in the “Office Properties” segment and the industrial properties and parking facilities that were sold are included in the “Corporate and Other” segment.

	For the three months ended		For the years ended
	December 31,		December 31,

	2003	2002	2003	2002

	(Dollars in thousands, unaudited)
Total revenues	$11,278	$35,719	$83,829	$164,425

Expenses:
Depreciation and amortization	1,814	6,479	14,803	28,129
Property operating	3,056	11,314	25,228	54,266
Ground rent	—	30	18	164

Total expenses	4,870	17,823	40,049	82,559

Operating income	6,408	17,896	43,780	81,866

Other income / expense:
Interest / dividend income	52	55	158	233
Interest expense	(10)	(336)	(20)	(346)

Total other income / expense	42	(281)	138	(113)

Income before income taxes and net gain on sales of real estate	6,450	17,615	43,918	81,753
Income taxes	83	(5)	67	(369)
Net gain on sales of real estate	16,554	9,054	61,953	17,926

Net income	$23,087	$26,664	$105,938	$99,310

Property net operating income from discontinued operations	$8,222	$24,405	$58,601	$110,159

Equity Office Properties Trust
Segment Information
December 31, 2003

     Our primary business is the ownership and operation of Office Properties. We account for each Office Property as an individual operating segment and have aggregated the related operating accounts into a single operating segment for financial reporting purposes due to the fact that the individual operating segments have similar economic characteristics. The net property operating income from continuing operations generated at the “Corporate and Other” segment consist primarily of the Industrial Properties. The “Other revenues” generated at the “Corporate and Other” segment consist primarily of fee income from the management of office properties owned by third parties, interest and dividend income from various investments and realized gains on sale of certain marketable securities.

	For the three months ended			For the three months ended			For the year ended			For the year ended
	December 31, 2003			December 31, 2002			December 31, 2003			December 31, 2002

	Office	Corporate		Office	Corporate		Office	Corporate		Office	Corporate
	Properties	and Other	Consolidated	Properties	and Other	Consolidated	Properties	and Other	Consolidated	Properties	and Other	Consolidated

	(Dollars in thousands)			(Dollars in thousands)			(Dollars in thousands)			(Dollars in thousands)
Property operating revenues (1)	$810,717	$12,601	$823,318	$831,346	$13,128	$844,474	$3,131,792	$47,979	$3,179,771	$3,290,424	$53,435	$3,343,859
Property operating expenses (2)	(293,986)	(2,986)	(296,972)	(290,218)	(2,410)	(292,628)	(1,116,062)	(10,517)	(1,126,579)	(1,138,460)	(10,235)	(1,148,695)

Property net operating income from continuing operations	516,731	9,615	526,346	541,128	10,718	551,846	2,015,730	37,462	2,053,192	2,151,964	43,200	2,195,164

Adjustments to arrive at net income:
Other revenues	1,231	7,342	8,573	628	8,703	9,331	4,452	33,278	37,730	2,542	35,513	38,055
Interest expense (3)	(43,004)	(160,559)	(203,563)	(48,212)	(156,029)	(204,241)	(176,804)	(650,531)	(827,335)	(193,759)	(620,886)	(814,645)
Depreciation and amortization	(190,876)	(7,412)	(198,288)	(162,111)	(5,190)	(167,301)	(691,412)	(24,136)	(715,548)	(643,194)	(19,681)	(662,875)
Ground rent	(5,287)	—	(5,287)	(4,572)	—	(4,572)	(20,287)	—	(20,287)	(20,325)	—	(20,325)
General and administrative	(4,395)	(13,412)	(17,807)	—	(16,367)	(16,367)	(4,395)	(58,084)	(62,479)	—	(65,790)	(65,790)
Impairment of long-lived asset	(7,500)	—	(7,500)	—	—	—	(7,500)	—	(7,500)	—	—	—

Total	(249,831)	(174,041)	(423,872)	(214,267)	(168,883)	(383,150)	(895,946)	(699,473)	(1,595,419)	(854,736)	(670,844)	(1,525,580)

Income before income taxes, allocation to minority interests, income from investments in unconsolidated joint ventures and net gain on partial sales of real estate	266,900	(164,426)	102,474	326,861	(158,165)	168,696	1,119,784	(662,011)	457,773	1,297,228	(627,644)	669,584
Income taxes	60	(3,152)	(3,092)	(354)	(74)	(428)	(909)	(4,464)	(5,373)	(2,130)	(6,996)	(9,126)
Minority interests	(2,025)	(24,574)	(26,599)	(2,042)	(20,506)	(22,548)	(8,080)	(74,188)	(82,268)	(7,120)	(89,285)	(96,405)
Income from investments in unconsolidated joint ventures	15,626	1,338	16,964	11,972	2,737	14,709	76,292	3,590	79,882	106,701	151	106,852
Net gain on partial sales of real estate	99,110	—	99,110	—	—	—	99,110	—	99,110	—	—	—

Income from continuing operations	379,671	(190,814)	188,857	336,437	(176,008)	160,429	1,286,197	(737,073)	549,124	1,394,679	(723,774)	670,905
Discontinued operations (including net gain on sales of real estate of $16,554, $9,054, $61,953 and $17,926, respectively)	23,098	(11)	23,087	25,523	1,141	26,664	102,420	3,518	105,938	97,466	1,844	99,310

Net income	$402,769	$(190,825)	$211,944	$361,960	$(174,867)	$187,093	$1,388,617	$(733,555)	$655,062	$1,492,145	$(721,930)	$770,215

Property net operating income:
Continuing operations	$516,731	$9,615	$526,346	$541,128	$10,718	$551,846	$2,015,730	$37,462	$2,053,192	$2,151,964	$43,200	$2,195,164
Discontinued operations	8,183	39	8,222	24,154	251	24,405	58,302	299	58,601	108,757	1,402	110,159

Total property net operating income	$524,914	$9,654	$534,568	$565,282	$10,969	$576,251	$2,074,032	$37,761	$2,111,793	$2,260,721	$44,602	$2,305,323

Property operating margin from continuing and discontinued operations (4)			64.1%			65.5%			64.7%			65.7%

Property operating margin from continuing operations (4)			63.9%			65.3%			64.6%			65.6%

Capital and tenant improvements	$155,894	$14,786	$170,860	$103,133	$2,498	$105,631	$401,061	$34,247	$435,308	$321,803	$7,127	$328,930

Investments in unconsolidated joint ventures	$1,128,175	($943)	$1,127,232	$1,077,273	$10,542	$1,087,815	$1,128,175	($943)	$1,127,232	$1,077,273	$10,542	$1,087,815

Total assets	$23,284,909	$904,101	$24,189,010	$24,394,552	$852,231	$25,246,783	$23,284,909	$904,101	$24,189,010	$24,394,552	$852,231	$25,246,783

(1)	Included in property operating revenues are rental revenues, tenant reimbursements, parking income and other income.

(2)	Included in property operating expenses are real estate taxes, insurance, repairs and maintenance and property operating expenses.

(3)	Interest expense for the Office Properties represents interest expense on property secured mortgage debt and does not include interest expense on the unsecured notes or the line of credit.

(4)	Property operating margin is calculated by dividing property net operating income by property operating revenues.

Equity Office Properties Trust
Earnings Per Share
December 31, 2003
(Unaudited)

	For the three months ended		For the years ended
	December 31,		December 31,

	2003	2002	2003	2002

	(Dollars in thousands, except per share data)

Numerator:
Income from continuing operations	$188,857	$160,429	$549,124	$670,905
Preferred distributions	(10,508)	(15,461)	(51,872)	(62,573)

Income from continuing operations available to common shareholders	178,349	144,968	497,252	608,332
Discontinued operations (including net gain on sales of real estate of $16,554, $9,054, $61,953 and $17,926, respectively)	23,087	26,664	105,938	99,310

Numerator for basic earnings per share — net income available to common shareholders	201,436	171,632	603,190	707,642
Net income available to common shareholders allocated to minority interests in EOP Partnership	24,671	20,485	74,152	89,205

Numerator for diluted earnings per share — net income available to common shareholders	$226,107	$192,117	$677,342	$796,847

Denominator:
Denominator for basic earnings per share — weighted average Common Shares outstanding	398,214,473	410,894,232	401,016,093	414,689,029

Effect of dilutive potential common shares:
Redemption of Units for Common Shares	49,163,698	49,294,045	49,578,372	52,445,745
Share options, put options and restricted shares	2,222,370	1,178,094	1,966,888	2,003,946

Dilutive potential common shares	51,386,068	50,472,139	51,545,260	54,449,691

Denominator for diluted earnings per share — weighted average Common Shares outstanding and dilutive potential common shares	449,600,540	461,366,371	452,561,353	469,138,720

Earnings per share — basic
Income from continuing operations available to common shareholders, net of minority interests	$0.45	$0.36	$1.27	$1.49
Discontinued operations, net of minority interests	0.05	0.06	0.24	0.21

Net income available to common shareholders	$0.51	$0.42	$1.50	$1.71

Earnings per share — diluted
Income from continuing operations available to common shareholders	$0.45	$0.36	$1.26	$1.49
Discontinued operations	0.05	0.06	0.23	0.21

Net income available to common shareholders	$0.50	$0.42	$1.50	$1.70

Note: Net income available to common shareholders per share may not total the sum of the per share components due to rounding.

Equity Office Properties Trust
Reconciliation of Net Income to Funds From Operations (“FFO”)
December 31, 2003

	For the three months ended December 31,				For the year ended December 31,

	2003		2002		2003		2002

		Per Weighted		Per Weighted		Per Weighted		Per Weighted
	Dollars	Average Share	Dollars	Average Share	Dollars	Average Share	Dollars	Average Share

	(Dollars in thousands, except per share amounts)
Reconciliation of net income to FFO (a):
Net income	$211,944	$0.53	$187,093	$0.46	$655,062	$1.63	$770,215	$1.86
Real estate related depreciation and amortization and net gain on sales of real estate, including our share of unconsolidated joint ventures and adjusted for minority interests’ share in partially owned properties	90,554	0.23	173,168	0.42	596,481	1.49	707,697	1.71
Minority interests in EOP Partnership share of add back for real estate related depreciation and amortization and net gain on sales of real estate	(9,913)	(0.02)	(18,499)	(0.05)	(65,381)	(0.16)	(79,225)	(0.19)

FFO	292,585	0.73	341,762	0.83	1,186,162	2.96	1,398,687	3.37
Preferred distributions	(10,508)	(0.03)	(15,461)	(0.04)	(51,872)	(0.13)	(62,573)	(0.15)

FFO available to common shareholders — basic	$282,077	$0.71	$326,301	$0.79	$1,134,290	$2.83	$1,336,114	$3.22

Adjustments to arrive at FFO available to common shareholders plus assumed conversions:	Net Income	FFO	Net Income	FFO	Net Income	FFO	Net Income	FFO

Net income and FFO	$211,944	$292,585	$187,093	$341,762	$655,062	$1,186,162	$770,215	$1,398,687
Preferred distributions	(10,508)	(10,508)	(15,461)	(15,461)	(51,872)	(51,872)	(62,573)	(62,573)

Net income and FFO available to common shareholders	201,436	282,077	171,632	326,301	603,190	1,134,290	707,642	1,336,114
Net income allocated to minority interests in EOP Partnership	24,671	24,671	20,485	20,485	74,152	74,152	89,205	89,205
Minority interests in EOP Partnership share of add back for real estate related depreciation and amortization and net gain on sales of real estate	—	9,913	—	18,499	—	65,381	—	79,225
Preferred distributions on Series B preferred shares, of which is assumed to be converted into Common Shares	—	3,931	—	3,931	—	15,724	—	15,724

Net income and FFO available to common shareholders plus assumed conversions	$226,107	$320,592	$192,117	$369,216	$677,342	$1,289,547	$796,847	$1,520,268

Weighted average Common Shares, dilutive potential common shares plus assumed conversions outstanding	449,600,540	457,989,894	461,366,371	469,755,725	452,561,353	460,950,707	469,138,720	477,528,074

Net income and FFO available to common shareholders plus assumed conversions per share	$0.50	$0.70	$0.42	$0.79	$1.50	$2.80	$1.70	$3.18

	Common Shares and common share equivalents

Weighted average Common Shares outstanding (used for both net income and FFO basic calculation)	398,214,473	410,894,232	401,016,093	414,689,029
Redemption of Units for Common Shares	49,163,698	49,294,045	49,578,372	52,445,745
Impact of options, restricted shares and put options which are dilutive to both net income and FFO	2,222,370	1,178,094	1,966,888	2,003,946

Weighted average Common Shares and dilutive potential common shares used for net income available to common shareholders	449,600,540	461,366,371	452,561,353	469,138,720
Impact of conversion of Series B preferred shares, which are dilutive to FFO, but not net income	8,389,354	8,389,354	8,389,354	8,389,354

Weighted average Common Shares, dilutive potential common shares plus assumed conversions used for the calculation of FFO available to common shareholders plus assumed conversions	457,989,894	469,755,725	460,950,707	477,528,074

     (a) FFO is a non-GAAP financial measure. The most directly comparable GAAP measure is net income, to which it is reconciled. See definition on following page.

     (b) FFO per share may not total the sum of the per share components in the reconciliation due to rounding.

Equity Office Properties Trust
Funds From Operations (“FFO”) and Fixed Charge Coverage Ratio Definitions
December 31, 2003

FFO Definition

     FFO is defined as net income, computed in accordance with accounting principles generally accepted in the United States (“GAAP”), excluding gains or losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. We believe that FFO is helpful to investors as one of several measures of the performance of an equity REIT. We further believe that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and between other equity REITs. Investors should review FFO, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when trying to understand an equity REIT’s operating performance. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.

	For the three months ended		For the years ended
Fixed Charge Coverage Ratio	December 31		December 31

	2003	2002	2003	2002

Ratio of Earnings to Combined Fixed Charges and Preferred Distributions (a)	1.5x	1.8x	1.5x	1.8x

     The term “earnings” is the amount resulting from adding and subtracting the following items. Add the following: (a) Pre-tax income from continuing operations before adjustment for minority interests in consolidated subsidiaries or income or loss from equity investees, (b) fixed charges, (c) amortization of capitalized interest, (d) distributed income of equity investees, and (e) our share of pre-tax losses of equity investees for which charges arising from guarantees are included in fixed charges. From the total of the added items, subtract the following: (a) interest capitalized, (b) preference security dividend requirements of consolidated subsidiaries and (c) the minority interest in pre-tax income of subsidiaries that have not incurred fixed charges. Equity investees are investments that we account for using the equity method.

     The term “fixed charges and preferred distributions” means the sum of the following: (a) interest expensed and capitalized, (b) amortization of premiums, discounts and capitalized expenses related to indebtedness, (c) an estimate of the interest within rental expense, and (d) preference security dividend requirements of consolidated subsidiaries.

(a)	The presentation of this ratio is required by the SEC and is calculated in accordance with the definition provided by the SEC.

Summary Cash Flow Information	For the three months ended		For the years ended
	December 31		December 31

Cash flow provided by (used for):	2003	2002	2003	2002

Operating Activities	$304,485	$342,241	$1,132,303	$1,390,949
Investing Activities	681,832	(37,399)	744,821	85,173
Financing Activities	(1,022,704)	(701,905)	(1,866,197)	(1,478,772)

Net (decrease) increase in cash and cash equivalents	$(36,387)	$(397,063)	$10,927	$(2,650)

Equity Office Properties Trust
Core Portfolio Segment Results
December 31, 2003

     The financial data presented in the Consolidated Statements of Operations show changes in revenues and expenses from period-to-period. We do not believe our period-to-period financial data are necessarily comparable because we acquire and dispose of properties on an ongoing basis. The following table shows results attributable to the properties that were held during both periods being compared (the “Core Portfolio”). The information below is for consolidated office and industrial properties only.

	For the three months ended December 31,		Change		For the years ended December 31,		Change

	2003	2002	$	%	2003	2002	$	%

	(Dollars in thousands)				(Dollars in thousands)
Property Operating Revenues (before straight-line rent)	$787,164	$827,938	$(40,774)	(4.9%)	$3,068,087	$3,257,408	$(189,321)	(5.8%)
Straight-line rent	21,193	13,657	7,536	55.2%	70,298	66,451	3,847	5.8%

Property Operating Revenues	808,357	841,595	(33,238)	(3.9%)	3,138,385	3,323,859	(185,474)	(5.6%)

Real estate taxes	84,293	78,452	5,841	7.4%	344,257	356,730	(12,473)	(3.5%)
Insurance, repairs and maintenance and property operating expenses	205,745	213,039	(7,294)	(3.4%)	759,568	782,195	(22,627)	(2.9%)

Property Operating Expenses	290,038	291,491	(1,453)	(0.5%)	1,103,825	1,138,925	(35,100)	(3.1%)

Property Operating Revenues less Property Operating Expenses	$518,319	$550,104	$(31,785)	(5.8%)	$2,034,560	$2,184,934	$(150,374)	(6.9%)

Property Operating Margin (Property Operating Revenues less Property Operating Expenses divided by Property Operating Revenues)	64.1%	65.4%		(1.3%)	64.8%	65.7%		(0.9%)

Property Operating Revenues less Property Operating Expenses	$518,319	$550,104	$(31,785)	(5.8%)	$2,034,560	$2,184,934	$(150,374)	(6.9%)
Less straight-line rent	(21,193)	(13,657)	(7,536)	55.2%	(70,298)	(66,451)	(3,847)	5.8%

Property Operating Revenues less Property Operating Expenses (before straight-line rent)	$497,126	$536,447	$(39,321)	(7.3%)	$1,964,262	$2,118,483	$(154,221)	(7.3%)

Lease termination fees (included in Property Operating Revenues)	$24,577	$44,316	$(19,739)	(44.5%)	$62,110	$103,469	$(41,359)	(40.0%)

Property Operating Margin excluding lease termination fees	63.0%	63.4%		(0.4%)	64.1%	64.6%		(0.5%)

Occupancy	At December 31, 2003	At September 30, 2002			At December 31, 2003	At January 1, 2002

Office	86.5%	88.7%		(2.2%)	86.5%	91.7%		(5.2%)
Industrial	86.6%	87.4%		(0.8%)	86.6%	92.4%		(5.8%)

Total	86.5%	88.6%		(2.1%)	86.5%	91.8%		(5.3%)

Square Feet
Office	108,296,408				107,366,974
Industrial	5,750,859				5,750,859

Total	114,047,267				113,117,833

Number of Properties
Office	651				647
Industrial	75				75

Total	726				722

*	The above core portfolio segment results include the results of the 13 office properties in which Equity Office sold partial interests and entered into joint venture agreements during the fourth quarter 2003 as these properties were sold at the end of the current quarter.

Equity Office Properties Trust
Property Joint Venture Information
December 31, 2003

	Effective Ownership		Effective
Property	Percentage (a)	Square Feet	Square Feet

Wholly-owned	100%	101,064,521	101,064,521

Consolidated Joint Ventures
222 Berkeley Street	91.5%	519,608	475,441
500 Boylston Street	91.5%	706,864	646,781
Wells Fargo Center	75%	1,117,439	838,079
Washington Mutual Tower	75%	1,207,823	905,867
The Plaza at LaJolla Village	66.7%	635,419	423,634
Park Avenue Tower	94%	568,060	533,976
850 Third Avenue	94%	568,867	534,735
2951 28th Street	98%	85,000	83,300
Water’s Edge	87.5%	243,433	213,004
Foundry Square II	87.5%	505,480	442,295
Ferry Building	100%	243,812	243,812

Subtotal		6,401,805	5,340,924

Unconsolidated Joint Ventures
One Post Office Square	50%	765,296	382,648
75-101 Federal Street	51.61%	813,195	419,707
Rowes Wharf	44%	344,645	151,644
10 & 30 South Wacker	75%	2,003,288	1,502,466
Bank One Center	25%	1,057,877	264,469
Pasadena Towers	25%	439,366	109,842
Promenade II	50%	774,344	387,172
SunTrust Center	25%	640,741	160,185
Preston Commons	50%	418,604	209,302
Sterling Plaza	50%	302,747	151,374
Bank of America Tower	50.1%	1,537,932	770,504
One Post	50%	421,121	210,561
1301 Avenue of the Americas	84.47%	1,765,694	1,491,482
Concar	79.96%	219,318	175,367
161 North Clark	25%	1,010,520	252,630
Prominence in Buckhead	25%	424,309	106,077
World Trade Center East	25%	186,912	46,728
Treat Towers	25%	367,313	91,828
Parkshore Plaza I	25%	114,356	28,589
Parkshore Plaza II	25%	155,497	38,874
Bridge Pointe Corporate Center I & II	25%	372,653	93,163
1111 19th Street	20%	252,014	50,403
1620 L Street	20%	156,272	31,254
1333 H Street	20%	244,585	48,917

Subtotal		14,788,599	7,175,186

Total Net Effective Square Footage		122,254,925	113,580,631

(a)	The amounts shown above approximate our economic ownership interest for the period presented. Cash flow from operations, capital transactions and net income are allocated to the joint venture partners in accordance with their respective partnership agreements. Our share of these items is subject to change based on, among other things, the operations of the property and the timing and amount of capital transactions.

Equity Office Properties Trust
Developments
December 31, 2003

	Estimated
	Placed in				Costs	Total	Current
	Service		Number of	Square	Incurred To	Estimated	Percentage
	Date (a)	Location	Buildings	Feet	Date	Costs (b)	Leased

	(Dollars in thousands)
Wholly-Owned
Douglas Corporate Center II	3Q/2003	Roseville, CA	1	108,000	$13,604	$16,800	73%
Kruse Woods V	4Q/2003	Lake Oswego, OR	1	184,000	30,029	33,900	59%
Cambridge Science Center	2Q/2004	Cambridge, MA	1	131,000	31,599	52,400	19%

Grand Total/Weighted Average			3	423,000	$75,232	$103,100	50%

(a)	The Estimated Placed in Service Date represents the date the certificate of occupancy was or is currently anticipated to be obtained. Subsequent to obtaining the certificate of occupancy, the property is expected to undergo a lease-up period.

(b)	The Total Estimated Costs represent 100% of the development’s estimated costs, including the acquisition cost of the land and building, if any. The Total Estimated Costs are subject to change upon, or prior to, the completion of the development and include amounts required to lease the property.

     In addition to the developments described above, we own or have under option various land parcels available for development. These sites represent possible future developments of up to approximately 12 million square feet of office space. These developments will be impacted by the timing and likelihood of success of the entitlement processes, both of which are uncertain. These various sites include, among others : Russia Wharf, Boston, MA; Reston Town Center, Reston, VA; Prominence in Buckhead, Atlanta, GA; Perimeter Center, Atlanta, GA; Tabor Center, Denver, CO; Bridge Pointe, San Diego, CA; La Jolla Centre, San Diego, CA; Orange Center, Orange, CA; Water’s Edge, Los Angeles, CA; Skyport Plaza, San Jose, CA; Foundry Square, San Francisco, CA; San Rafael Corporate Center, San Rafael, CA; Station Landing, Walnut Creek, CA; Parkshore Plaza, Folsom, CA; City Center Bellevue; Bellevue, WA; and 8th Street, Bellevue, WA.

Equity Office Properties Trust
Debt Summary
December 31, 2003

						Weighted
						Average
	Coupon	Effective	Principal	Maturity	Due at	Years to
Consolidated Debt:	Rate	Rate (a)	Balance	Date	Maturity	Maturity

	(Dollars in thousands)
Secured Fixed Rate Debt
BP Tower	7.34%	7.34%	$84,092	03/01/04	$83,904
110 Atrium Place	7.68%	7.84%	19,873	03/01/04	19,821
John Marshall	8.63%	8.63%	17,028	06/01/04	16,744
Worldwide Plaza	7.92%	7.92%	177,880	07/10/04	173,252
Industrial Drive Warehouse	7.60%	7.60%	2,002	09/01/04	1,937
Fremont Bayside	7.60%	7.60%	5,396	09/01/04	5,270
Sixty State Street	9.50%	8.12%	73,414	01/01/05	72,267
Island Corporate Center	6.75%	8.03%	12,540	04/01/05	12,275
1740 Technology Drive	8.00%	6.80%	16,889	04/01/05	15,684
San Mateo Baycenter II	9.45%	6.80%	9,808	04/01/05	9,449
One Market	8.40%	8.40%	137,001	10/01/05	132,858
One Market	6.90%	6.90%	38,948	10/01/05	38,069
Central Park	7.50%	7.50%	55,859	11/01/05	54,697
Washington Mutual Tower	7.53%	7.77%	79,100	11/30/05	79,100
Walnut Hill	7.15%	7.15%	13,651	12/10/05	13,203
Wells Fargo Center	8.74%	7.97%	110,000	12/31/05	110,000
Perimeter Center	7.08%	7.08%	195,848	03/31/06	184,744
580 California	6.88%	6.88%	27,477	04/01/06	25,468
580 California	6.90%	6.90%	29,211	04/01/06	28,349
Bayhill Office Center	8.35%	7.94%	49,682	12/01/06	45,751
Bayhill Office Center	6.90%	6.90%	38,948	12/01/06	37,422
Reston Town Center	7.97%	7.97%	85,557	01/01/07	81,194
Reston Town Center	6.90%	6.90%	29,211	01/01/07	28,030
E.J. Randolph	8.19%	8.19%	13,871	01/01/07	12,935
Northridge I	8.19%	8.19%	12,576	01/01/07	11,728
Westbrook Corporate Center	8.00%	8.00%	95,641	05/01/07	87,844
Wilshire Palisades	6.45%	6.45%	39,392	07/01/08	36,854
Corporate 500 Centre	6.66%	7.98%	81,518	11/01/08	80,006
Bayside Plaza	7.26%	7.62%	14,544	08/15/09	12,435
Centerside II	7.26%	7.72%	22,600	08/15/09	19,325
700 North Brand	7.26%	7.88%	25,101	08/15/09	21,464
Golden Bear Center	7.26%	7.72%	19,081	08/15/09	16,316
Bixby Ranch	7.26%	7.62%	26,583	08/15/09	22,731
One Memorial	7.26%	7.88%	58,817	08/15/09	50,293
Peninsula Office Park	7.23%	7.78%	82,264	11/01/09	70,026
Embarcadero Place	7.23%	7.78%	35,610	11/01/09	30,313
201 California Street	7.23%	7.96%	41,442	11/01/09	35,363
Tower 56	7.23%	7.87%	23,359	11/01/09	19,884
125 Summer Street	7.23%	8.12%	73,598	11/01/09	62,649
Park Avenue Tower / 850 Third Avenue	8.47%	8.51%	184,515	06/30/10	180,000
The Plaza at La Jolla Village	6.87%	7.50%	77,629	01/10/11	69,608
San Felipe Plaza	5.81%	5.81%	48,924	12/01/12	41,212
Santa Monica Business Park	9.88%	7.36%	7,071	12/10/13	—

Total / Weighted Average Secured Fixed Rate Debt	7.64%	7.72%	2,293,551		2,150,474	3.4

Secured Variable Rate Debt Worldwide Plaza LIBOR + 55 bps	1.72%	1.72%	36,000	07/10/04	36,000

Total / Weighted Average Consolidated Secured Debt	7.55%	7.63%	2,329,551		2,186,474	3.4

Equity Office Properties Trust
Debt Summary
December 31, 2003

		Coupon	Effective	Principal	Maturity	Due at	Weighted Average Years to
		Rate	Rate (a)	Balance	Date	Maturity	Maturity

	(Dollars in thousands)
Unsecured Debt Variable Rate Line of Credit
$1B Revolving Credit Facility	LIBOR + 60 bp plus	1.95%	2.15%	$334,000	05/08/06	$334,000	2.4
	fee of 20 bp on
	$1.0 billion
$1B Revolving Standby Credit Facility	LIBOR + 65 bp plus	1.80%	1.95%	—	12/15/04	—	—
	fee of 15 bp on
	$1.0 billion
Unsecured Fixed Rate Notes
5 Year Unsecured Notes		6.50%	4.59%	300,000	01/15/04	300,000
9 Year Unsecured Notes		6.90%	6.27%	100,000	01/15/04	100,000
5 Year Unsecured Notes		6.80%	6.10%	200,000	05/01/04	200,000
6 Year Unsecured Notes		6.50%	5.31%	250,000	06/15/04	250,000
7 Year Unsecured Notes		7.24%	7.26%	30,000	09/01/04	30,000
8 Year Unsecured Notes		6.88%	6.40%	125,000	02/01/05	125,000
7 Year Unsecured Notes		6.63%	4.99%	400,000	02/15/05	400,000
7 Year Unsecured Notes		8.00%	6.49%	100,000	07/19/05	100,000
8 Year Unsecured Notes		7.36%	7.69%	50,000	09/01/05	50,000
6 Year Unsecured Notes		8.38%	7.65%	500,000	03/15/06	500,000
9 Year Unsecured Notes		7.44%	7.74%	50,000	09/01/06	50,000
10 Year Unsecured Notes		7.13%	6.74%	100,000	12/01/06	100,000
9 Year Unsecured Notes		7.00%	6.80%	1,500	02/02/07	1,500
9 Year Unsecured Notes		6.88%	6.83%	25,000	04/30/07	25,000
9 Year Unsecured Notes		6.76%	6.76%	300,000	06/15/07	300,000
10 Year Unsecured Notes		7.41%	7.70%	50,000	09/01/07	50,000
7 Year Unsecured Notes		7.75%	7.91%	600,000	11/15/07	600,000
10 Year Unsecured Notes		6.75%	6.97%	150,000	01/15/08	150,000
10 Year Unsecured Notes		6.75%	7.01%	300,000	02/15/08	300,000
8 Year Unsecured Notes (b)		7.25%	7.64%	325,000	11/15/08	325,000
10 Year Unsecured Notes		6.80%	6.94%	500,000	01/15/09	500,000
10 Year Unsecured Notes		7.25%	7.14%	200,000	05/01/09	200,000
11 Year Unsecured Notes		7.13%	6.97%	150,000	07/01/09	150,000
10 Year Unsecured Notes		8.10%	8.22%	360,000	08/01/10	360,000
10 Year Unsecured Notes		7.65%	7.20%	200,000	12/15/10	200,000
10 Year Unsecured Notes		7.00%	6.83%	1,100,000	07/15/11	1,100,000
10 Year Unsecured Notes		6.75%	7.02%	500,000	02/15/12	500,000
10 Year Unsecured Notes		5.88%	5.98%	500,000	01/15/13	500,000
20 Year Unsecured Notes		7.88%	8.08%	25,000	12/01/16	25,000
20 Year Unsecured Notes		7.35%	8.08%	200,000	12/01/17	200,000
20 Year Unsecured Notes		7.25%	7.54%	250,000	02/15/18	250,000
30 Year Unsecured Notes		7.50%	8.24%	150,000	10/01/27	150,000
30 Year Unsecured Notes		7.25%	7.31%	225,000	06/15/28	225,000
30 Year Unsecured Notes		7.50%	7.55%	200,000	04/19/29	200,000
30 Year Unsecured Notes		7.88%	7.94%	300,000	07/15/31	300,000

Total / Weighted Average Unsecured Fixed Rate Notes		7.15%	6.95%	8,816,500		8,816,500	7.3

Total / Weighted Average Consolidated Fixed Rate Debt		7.25%	7.11%	11,110,051		10,966,974	6.5
Total / Weighted Average Consolidated Variable Rate Debt		1.75%	1.93%	370,000		370,000	2.2
Net discount on mortgage debt				(13,663)
Net premium on unsecured notes				12,412

Total / Weighted Average Consolidated Debt		7.07%	6.94%	11,478,800		11,336,974	6.3

Pro Rata Share of Unconsolidated Joint Venture Debt
Bank of America	LIBOR + 115 bp	2.31%	2.31%	97,695	12/14/04	97,695
SunTrust Center	LIBOR + 80 bp	1.94%	1.94%	12,500	12/14/04	12,500
1301 Avenue of the Americas — fixed rate		7.79%	8.01%	361,046	08/01/05	355,352
1301 Avenue of the Americas — variable rate	LIBOR + 400 bp	5.17%	5.42%	90,628	08/01/05	89,088
Bank One Center	LIBOR + 80 bp	1.94%	1.94%	16,250	12/14/05	16,250
Promenade II		7.84%	7.84%	42,705	10/01/06	39,325
Promenade II		6.90%	6.90%	9,737	10/01/06	9,391
Pasadena Towers		6.92%	6.92%	15,671	08/01/08	14,371
75-101 Federal Street		5.05%	5.05%	63,536	11/01/12	52,676
One Post Office Square		5.70%	5.70%	87,500	10/01/13	77,017

Total / Weighted Average		6.14%	6.27%	797,268		763,665	3.1

Total / Weighted Average Consolidated and Pro Rata Share of Unconsolidated Joint Venture Debt		7.01%	6.90%	$12,276,068		$12,100,639	6.1

(a)	Includes the effect of settled interest rate protection and interest rate swap agreements, offering and transaction costs and premiums and discounts on certain unsecured notes.

(b)	The notes are exchangeable into Common Shares at an exchange rate of $34.00 per share. If the closing price at the time a holder exercises its exchange right is less than the exchange price of $34.00, the holder will receive, in lieu of Common Shares, cash in an amount equal to 97% of the product of the number of Common Shares into which the principal amount of notes subject to such exercise would otherwise be exchangeable and the current market price per Common Share.

Equity Office Properties Trust
Debt Maturity
(excludes principal payments prior to maturity)
December 31, 2003

				Revolving
	Consolidated	Unconsolidated		Credit		Effective
Year	Secured Debt	Secured Debt	Unsecured Notes	Facilities	Total	Rate (a)

		(Dollars in thousands)
2004	$336,928	$110,195	$880,000	—	$1,327,123	5.59%
2005	537,602	460,690	675,000	—	1,673,292	6.83%
2006	321,734	48,716	650,000	$334,000	1,354,450	6.11%
2007	221,731	—	976,500	—	1,198,231	7.58%
2008	116,860	14,371	775,000	—	906,231	7.29%
2009	360,799	—	850,000	—	1,210,799	7.25%
2010	180,000	—	560,000	—	740,000	8.01%
2011	69,608	—	1,100,000	—	1,169,608	6.87%
2012	41,212	52,676	500,000	—	593,888	6.76%
2013	—	77,017	500,000	—	577,017	5.94%
2016	—	—	25,000	—	25,000	8.08%
2017	—	—	200,000	—	200,000	8.08%
2018	—	—	250,000	—	250,000	7.54%
2027	—	—	150,000	—	150,000	8.24%
2028	—	—	225,000	—	225,000	7.31%
2029	—	—	200,000	—	200,000	7.55%
2031	—	—	300,000	—	300,000	7.94%

	$2,186,474	$763,665	$8,816,500	$334,000	$12,100,639	6.90%

(a)	Includes the effect of settled interest rate protection and interest rate swap agreements, offering and transaction costs and premiums and discounts on certain notes.

Restrictions and Covenants under Unsecured Indebtedness

     Agreements or instruments relating to our revolving credit facilities and unsecured notes contain certain financial restrictions and requirements described below. As of December 31, 2003, we were in compliance with each of these financial restrictions and requirements.

     Set forth below are the financial restrictions and requirements to which we are subject under our revolving credit facilities:

•	total liabilities to total asset value may not exceed 0.55:1 at any time;

•	earnings before interest, taxes, depreciation and amortization to interest expense may not be less than 2.00:1;

•	cash flow to fixed charges may not be less than 1.5:1;

•	secured debt to total asset value may not exceed 0.40:1;

•	unsecured debt to unencumbered asset value may not exceed 0.55:1;

•	unencumbered net operating income to unsecured debt service may not be less than 2.0:1;

•	consolidated tangible net worth may not be less than the sum of $10.7 billion and 70% of all net offering proceeds received by Equity Office or EOP Partnership after December 31, 2002;

•	we may not pay any distributions on Common Shares and Units in excess of 90% of annual funds from operations; and

•	our investments in unimproved assets, interest in taxable REIT subsidiaries, developments, unconsolidated joint ventures, mortgages and securities, in the aggregate, may not exceed 25% of our total asset value.

     Set forth below are the financial restrictions and requirements to which we are subject under our unsecured note indentures:

•	debt to adjusted total assets may not exceed 0.60:1;

•	secured debt to adjusted total assets may not exceed 0.40:1;

•	consolidated income available for debt service to annual debt service charge may not be less than 1.50:1; and

•	total unencumbered assets to unsecured debt may not be less than 1.50:1.

Equity Office Properties Trust
Gross Leasing Summary
December 31, 2003

	For the three months ended	For the year ended
	December 31, 2003	December 31, 2003

Office Properties:
Leased square footage (a)	6,119,570	22,684,488
Weighted average term in years	5.43	5.49
Industrial Properties:
Leased square footage (a)	313,264	958,009
Weighted average term in years	2.97	2.69
Total Properties:
Leased square footage (a)	6,432,834	23,642,497
Weighted average term in years	5.31	5.37

Rental Rates (b)
(Dollars presented on a per square foot basis)

	Including	Excluding	Including	Excluding
	Straight	Straight Line	Straight	Straight
Office Properties:	Line Rents	Rents (c)	Line Rents	Line Rents (c)

Rate on expiring leases	$27.25	$27.84	$27.06	$27.56
Rate on terminated leases	32.73	32.39	31.82	31.91

Rate on expiring and terminated leases	28.77	29.10	28.14	28.55
Rate on new and renewal leases	24.91	23.97	25.68	24.86

Change from expiring and terminated leases	$(3.86)	$(5.13)	$(2.46)	$(3.69)

% Change from expiring and terminated leases	-13.4%	-17.6%	-8.7%	-12.9%

Change from expiring leases only	$(2.34)	$(3.87)	$(1.38)	$(2.70)

% Change from expiring leases only	-8.6%	-13.9%	-5.1%	-9.8%

Industrial Properties:
Rate on expiring leases	$10.31	$10.64	$8.59	$9.51
Rate on terminated leases	1.80	1.80	8.07	8.29

Rate on expiring and terminated leases	8.13	8.37	8.54	9.39
Rate on new and renewal leases	5.22	5.11	6.00	5.77

Change from expiring and terminated leases	$(2.91)	$(3.26)	$(2.54)	$(3.62)

% Change from expiring and terminated leases	-35.8%	-38.9%	-29.7%	-38.6%

Change from expiring leases only	$(5.09)	$(5.53)	$(2.59)	$(3.74)

% Change from expiring leases only	-49.4%	-52.0%	-30.2%	-39.3%

(a)	For tenants whose lease term commenced in the periods presented.

(b)	The rental rates are presented on an annual weighted-average basis based on square footage.

(c)	Rental rates excluding straight-line rents represent the monthly contractual rent as of the reporting date, or if the current rent payable is $0, then the first monthly payment due, multiplied by 12 months. This amount reflects total base rent and estimated expense reimbursements without regard to any rent abatements and contractual increases or decreases in rent.

Equity Office Properties Trust
Tenant Improvements, Leasing Costs and Capital Improvements
December 31, 2003

Tenant Improvements and Lease Costs

     The amounts shown below represent the total tenant improvement and leasing costs for leases which commenced during the period, regardless of when such costs were actually paid, which is a useful measure of the total tenant improvement and leasing costs for the period presented.

	For the three months ended December 31, 2003		For the year ended December 31, 2003

	(Dollars in thousands except per square foot amounts)

CONSOLIDATED PROPERTIES:		Total Cost per		Total Cost per
Office Properties:	Total Costs	Square Foot Leased	Total Costs	Square Foot Leased

Renewals	$39,445	$17.68	$128,673	$13.07
Retenanted	72,116	25.52	248,364	24.31

Total / Weighted Average	$111,561	$22.06	$377,037	$18.79

Industrial Properties:
Renewals	$118	$1.88	$1,153	$3.10
Retenanted	1,183	4.71	2,213	3.78

Total / Weighted Average	$1,301	$4.15	$3,366	$3.51

UNCONSOLIDATED JOINT VENTURES (a):
Renewals	$5,786	$16.75	$17,936	$24.09
Retenanted	4,165	25.58	8,026	23.21

Total / Weighted Average	$9,951	$19.58	$25,962	$23.81

TOTAL PROPERTIES:
Office (consolidated and unconsolidated)	$121,512	$21.83	$402,999	$19.05
Industrial	1,301	4.15	3,366	3.51

Total / Weighted Average	$122,813	$20.89	$406,365	$18.38

Reconciliation to the Consolidated Statements of Cash Flows

     The above information includes tenant improvements and leasing costs for leases which commenced during the period shown.

The amounts included in the consolidated statement of cash flows represent the cash expenditures made during the period. The differences between these amounts represent timing differences between the lease commencement dates and the actual cash expenditures. In addition, the figures below include expenditures for corporate furniture, fixtures and equipment, software, leasehold improvements and other. The reconciliation between the amounts above for the consolidated properties and the amounts disclosed in the consolidated statements of cash flows is as follows:

Capital Improvements:
Capital improvements	$35,612	$64,052
Development costs	27,469	96,736
Redevelopment costs (b)	1,178	8,391

Total capital improvements	64,259	169,179
Tenant Improvements and Leasing Costs:
Office Properties	111,561	377,037
Industrial Properties	1,301	3,366
Expenditures for corporate furniture, fixtures and equipment, software, leasehold improvements and other	14,947	32,397
Timing differences	12,883	(4,399)

Total capital improvements, tenant improvements and leasing costs	$204,951	$577,580

Capital and tenant improvements from consolidated statement of cash flows	$170,680	$435,308
Lease commissions and other costs from consolidated statement of cash flows	34,271	142,272

Total capital improvements, tenant improvements and leasing costs on the consolidated statement of cash flows	$204,951	$577,580

Unconsolidated Properties (a):
Capital improvements	$5,665	$9,222
Development costs	(129)	5,538

Total capital improvements	$5,536	$14,760

(a)	Amounts shown represent our share of unconsolidated joint ventures. All joint ventures are office properties.

(b)	The properties undergoing redevelopment consist of the Tabor Center, the Polk & Taylor Buildings and Worldwide Plaza (amenities area).

Equity Office Properties Trust
Portfolio Data
December 31, 2003

Equity Office Properties Trust
Office Portfolio Summary
December 31, 2003

Property Net Operating Income from Continuing Operations (“NOI”) and Square Feet

                                          NOI by Type:

	Office	Industrial	Total

	(dollars in thousands)
Consolidated	$516,731	$9,615	$526,346
Unconsolidated Joint Ventures	42,598		42,598

Total	$559,329	$9,615	$568,944

	Square Feet	% Square Feet	%NOI	Markets

All Office Properties	122,254,925			27
CBD	51,744,630	42.3%	44.6%
Suburban	70,510,295	57.7%	55.4%

	CBD			Suburban			All Office Properties

Market	Square Feet	% Square Feet	% NOI	Square Feet	% Square Feet	% NOI	Square Feet	% Square Feet	%NOI

San Francisco	5,349,649	4.4%	5.0%	5,602,347	4.6%	9.2%	10,951,996	9.0%	14.3%
Boston	9,112,912	7.5%	10.1%	3,454,517	2.8%	2.9%	12,567,429	10.3%	13.0%
San Jose	643,076	0.5%	0.5%	8,083,720	6.6%	9.8%	8,726,796	7.1%	10.2%
Seattle	5,151,683	4.2%	4.1%	4,822,402	3.9%	3.4%	9,974,085	8.2%	7.4%
New York	4,986,407	4.1%	7.0%	0	0.0%	0.0%	4,986,407	4.1%	7.0%
Chicago	6,634,939	5.4%	3.8%	4,555,249	3.7%	2.5%	11,190,188	9.2%	6.3%
Washington D.C	2,299,073	1.9%	2.9%	3,742,137	3.1%	3.0%	6,041,210	4.9%	5.9%
Los Angeles	1,896,244	1.6%	1.5%	4,889,837	4.0%	4.2%	6,786,081	5.6%	5.7%
Atlanta	1,989,632	1.6%	1.7%	5,793,560	4.7%	2.8%	7,783,192	6.4%	4.5%
Orange County	0	0.0%	0.0%	5,872,834	4.8%	4.1%	5,872,834	4.8%	4.1%
All Others	13,681,015	11.2%	8.0%	23,693,692	19.4%	13.5%	37,374,707	30.6%	21.5%

Total	51,744,630	42.3%	44.6%	70,510,295	57.7%	55.4%	122,254,925	100.0%	100.0%

NOI calculations are based on actual NOI for the fourth quarter of 2003 generated from properties owned as of December 31, 2003.

Equity Office Properties Trust
Summary of Markets
December 31, 2003

	Market	State	Buildings	Square Feet	% Square Feet	%NOI

1	San Francisco	CA	81	10,951,996	9.0%	14.3%
2	Boston	MA	51	12,567,429	10.3%	13.0%
3	San Jose	CA	128	8,726,796	7.1%	10.2%
4	Seattle	WA	54	9,974,085	8.2%	7.4%
5	New York	NY	6	4,986,407	4.1%	7.0%
6	Chicago	IL	30	11,190,188	9.2%	6.3%
7	Washington D.C.	DC, VA	25	6,041,210	4.9%	5.9%
8	Los Angeles	CA	43	6,786,081	5.6%	5.7%
9	Atlanta	GA	44	7,783,192	6.4%	4.5%
10	Orange County	CA	31	5,872,834	4.8%	4.1%
11	Denver	CO	16	4,692,603	3.8%	2.5%
12	Portland	OR	42	3,782,455	3.1%	2.1%
13	San Diego	CA	17	2,245,138	1.8%	2.0%
14	Stamford	CT	8	1,814,149	1.5%	1.8%
15	Sacramento	CA	37	2,595,626	2.1%	1.8%
16	Minneapolis	MN	3	2,003,314	1.6%	1.8%
17	Dallas	TX	14	4,237,044	3.5%	1.8%
18	Oakland-East Bay	CA	18	3,003,422	2.5%	1.7%
19	Philadelphia	PA	13	2,528,078	2.1%	1.4%
20	Houston	TX	7	2,734,362	2.2%	1.2%
21	Austin	TX	3	1,426,948	1.2%	1.0%
22	New Orleans	LA	5	2,357,699	1.9%	1.0%
23	Cleveland	OH	1	1,270,204	1.0%	0.6%
24	Phoenix	AZ	2	605,295	0.5%	0.3%
25	Indianapolis	IN	2	1,057,877	0.9%	0.2%
26	Columbus	OH	2	379,752	0.3%	0.1%
27	Orlando	FL	1	640,741	0.5%	0.1%

	Total		684	122,254,925	100%	100%

The NOI percentages above are based on NOI for the fourth quarter of 2003 generated from office properties owned as of December 31, 2003.

Equity Office Properties Trust
Office Occupancy Summary
December 31, 2003

	Summary by Market

	Square Footage				Percentage

	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total
San Francisco	7,981,637	357,146	2,613,213	10,951,996	72.9%	3.3%	23.9%	100.0%
Boston	11,618,128	121,974	827,327	12,567,429	92.4%	1.0%	6.6%	100.0%
San Jose	7,302,749	207,525	1,216,522	8,726,796	83.7%	2.4%	13.9%	100.0%
Seattle	8,650,220	106,171	1,217,694	9,974,085	86.7%	1.1%	12.2%	100.0%
New York	4,859,611	—	126,796	4,986,407	97.5%	0.0%	2.5%	100.0%
Chicago	9,695,474	381,667	1,113,047	11,190,188	86.6%	3.4%	9.9%	100.0%
Washington D.C.	5,304,724	22,954	713,532	6,041,210	87.8%	0.4%	11.8%	100.0%
Los Angeles	6,015,416	288,868	481,797	6,786,081	88.6%	4.3%	7.1%	100.0%
Atlanta	6,182,171	67,857	1,533,164	7,783,192	79.4%	0.9%	19.7%	100.0%
Orange County	5,455,895	94,410	322,529	5,872,834	92.9%	1.6%	5.5%	100.0%
All Others	32,443,108	589,754	4,341,845	37,374,707	86.8%	1.6%	11.6%	100.0%

Total	105,509,133	2,238,326	14,507,466	122,254,925	86.3%	1.8%	11.9%	100.0%

	Summary CBD vs. Suburban

	Square Footage				Percentage

	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total
CBD	46,549,024	936,944	4,258,662	51,744,630	90.0%	1.8%	8.2%	100.0%
Suburban	58,960,109	1,301,382	10,248,804	70,510,295	83.6%	1.8%	14.5%	100.0%

Total	105,509,133	2,238,326	14,507,466	122,254,925	86.3%	1.8%	11.9%	100.0%

Equity Office Properties Trust
25 Largest Tenants
December 31, 2003

			Percentage of
		Weighted Average	Office Portfolio		Percentage of
	Number of	Remaining Lease	Annualized	Aggregate Rentable	Aggregate Occupied
Largest Tenants (a) (b)	Buildings	Term in Months (c)	Rent	Square Feet	Square Feet

General Services Administration	39	43	2.0%	2,299,979	1.9%
Price WaterhouseCoopers	7	71	1.5%	1,203,319	1.0%
Washington Mutual Bank	37	73	1.4%	1,637,156	1.3%
Ogilvy and Mather	1	66	1.1%	587,212	0.5%
Siebel Systems	7	101	1.0%	718,111	0.6%
Marsh & McLennan Companies Inc.	15	66	1.0%	822,442	0.7%
Wells Fargo Bank	27	99	0.9%	1,056,590	0.9%
Cravath Swaine & Moore	1	68	0.8%	465,997	0.4%
State Street Bank	4	119	0.8%	525,445	0.4%
Wachovia Corporation	29	50	0.8%	771,338	0.6%
Siemens	11	78	0.7%	492,922	0.4%
Xerox Corporation	5	79	0.7%	291,146	0.2%
Deloitte & Touche, LLP	8	90	0.7%	766,518	0.6%
Dewey Ballantine	1	192	0.7%	406,776	0.3%
Booz, Allen and Hamilton	4	79	0.6%	711,003	0.6%
Citigroup Inc.	35	39	0.6%	611,017	0.5%
AT&T	14	59	0.6%	671,822	0.5%
Accenture	8	48	0.6%	612,545	0.5%
Credit Lyonnais	1	110	0.6%	363,997	0.3%
Qwest Communications International	11	52	0.5%	892,480	0.7%
MFS Investment Management	1	110	0.5%	353,665	0.3%
HQ Global	27	47	0.5%	640,888	0.5%
IBM	10	38	0.5%	361,655	0.3%
Advanced Micro Devices	1	85	0.5%	175,000	0.1%
Ameriquest Mortgage	23	43	0.5%	703,663	0.6%

Total \ Weighted Average (c)		71	20.2%	18,142,686	14.8%

(a)	Based on annualized rent. Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0, then the first monthly rent payment due, under existing leases as of December 31, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of December 31, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to December 31, 2003. Total rent abatements for leases in place as of December 31, 2003, for the period from January 1, 2004 to December 31, 2004 are approximately $38.2 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(b)	Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(c)	Weighted average calculation based on aggregate rentable square footage occupied by each tenant without regard to any early lease termination and/or renewal options.

Equity Office Properties Trust
Office Lease Expiration Schedule (a)
December 31, 2003

	2004 and month to
(Dollars in thousands except per square foot amounts)	month (b)	2005	2006	2007	2008	2009

San Francisco
Square Feet (c)	1,009,511	1,464,946	751,770	1,112,598	1,077,307	504,907
% Square Feet (d)	9.2%	13.4%	6.9%	10.2%	9.8%	4.6%
Annualized Rent for occupied square feet (e)	$39,893	$61,053	$36,794	$41,765	$45,072	$17,625
Annualized Rent per occupied square foot (e)	$39.52	$41.68	$48.94	$37.54	$41.84	$34.91
Boston
Square Feet (c)	1,193,587	1,146,422	880,327	1,474,248	1,382,875	1,002,949
% Square Feet (d)	9.5%	9.1%	7.0%	11.7%	11.0%	8.0%
Annualized Rent for occupied square feet (e)	$39,702	$41,251	$29,101	$58,157	$51,963	$40,439
Annualized Rent per occupied square foot (e)	$33.26	$35.98	$33.06	$39.45	$37.58	$40.32
San Jose
Square Feet (c)	831,826	1,694,765	987,895	674,406	371,645	256,563
% Square Feet (d)	9.5%	19.4%	11.3%	7.7%	4.3%	2.9%
Annualized Rent for occupied square feet (e)	$26,889	$52,910	$35,192	$25,508	$11,126	$7,303
Annualized Rent per occupied square foot (e)	$32.33	$31.22	$35.62	$37.82	$29.94	$28.46
Seattle
Square Feet (c)	1,105,585	1,099,859	1,062,424	770,384	1,221,543	777,771
% Square Feet (d)	11.1%	11.0%	10.7%	7.7%	12.2%	7.8%
Annualized Rent for occupied square feet (e)	$29,454	$34,443	$29,786	$22,108	$31,520	$18,142
Annualized Rent per occupied square foot (e)	$26.64	$31.32	$28.04	$28.70	$25.80	$23.33
New York
Square Feet (c)	325,549	143,751	199,790	151,962	127,331	1,183,361
% Square Feet (d)	6.5%	2.9%	4.0%	3.0%	2.6%	23.7%
Annualized Rent for occupied square feet (e)	$15,059	$7,733	$12,141	$7,625	$7,616	$66,069
Annualized Rent per occupied square foot (e)	$46.26	$53.80	$60.77	$50.18	$59.82	$55.83
Chicago
Square Feet (c)	1,093,803	969,846	1,353,517	822,915	1,692,289	633,073
% Square Feet (d)	9.8%	8.7%	12.1%	7.4%	15.1%	5.7%
Annualized Rent for occupied square feet (e)	$28,991	$27,199	$38,568	$22,090	$48,977	$19,916
Annualized Rent per occupied square foot (e)	$26.50	$28.04	$28.49	$26.84	$28.94	$31.46
Washington D.C.
Square Feet (c)	533,264	696,721	603,985	568,234	886,377	315,370
% Square Feet (d)	8.8%	11.5%	10.0%	9.4%	14.7%	5.2%
Annualized Rent for occupied square feet (e)	$16,242	$26,561	$21,954	$15,740	$29,214	$10,067
Annualized Rent per occupied square foot (e)	$30.46	$38.12	$36.35	$27.70	$32.96	$31.92
Los Angeles
Square Feet (c)	413,414	705,164	912,461	858,479	504,390	404,406
% Square Feet (d)	6.1%	10.4%	13.4%	12.7%	7.4%	6.0%
Annualized Rent for occupied square feet (e)	$12,222	$21,637	$28,097	$28,345	$15,287	$10,657
Annualized Rent per occupied square foot (e)	$29.56	$30.68	$30.79	$33.02	$30.31	$26.35
Atlanta
Square Feet (c)	514,867	537,442	1,335,908	780,908	560,938	600,417
% Square Feet (d)	6.6%	6.9%	17.2%	10.0%	7.2%	7.7%
Annualized Rent for occupied square feet (e)	$10,306	$12,721	$37,585	$16,663	$10,392	$18,007
Annualized Rent per occupied square foot (e)	$20.02	$23.67	$28.13	$21.34	$18.53	$29.99
Orange County
Square Feet (c)	745,620	978,571	810,986	848,413	1,328,553	251,658
% Square Feet (d)	12.7%	16.7%	13.8%	14.4%	22.6%	4.3%
Annualized Rent for occupied square feet (e)	$19,007	$25,741	$20,982	$21,877	$29,782	$6,293
Annualized Rent per occupied square foot (e)	$25.49	$26.30	$25.87	$25.79	$22.42	$25.01
All Others
Square Feet (c)	4,420,733	4,143,014	5,085,172	4,336,768	4,494,584	3,740,854
% Square Feet (d)	11.8%	11.1%	13.6%	11.6%	12.0%	10.0%
Annualized Rent for occupied square feet (e)	$99,875	$103,666	$122,662	$102,560	$99,245	$81,389
Annualized Rent per occupied square foot (e)	$22.59	$25.02	$24.12	$23.65	$22.08	$21.76
Total Portfolio
Square Feet (c)	12,187,759	13,580,501	13,984,235	12,399,315	13,647,832	9,671,329
% Square Feet (d)	10.0%	11.1%	11.4%	10.1%	11.2%	7.9%
Annualized Rent for occupied square feet (e)	$337,639	$414,916	$412,863	$362,439	$380,194	$295,907
Annualized Rent per occupied square foot (e)	$27.70	$30.55	$29.52	$29.23	$27.86	$30.60

[Additional columns below]

[Continued from above table, first column(s) repeated]

(Dollars in thousands except per square foot amounts)	2010	2011	2012	2013	Thereafter (f)	Totals

San Francisco
Square Feet (c)	886,179	337,684	49,195	240,878	546,662	7,981,637
% Square Feet (d)	8.1%	3.1%	0.4%	2.2%	5.0%	72.9%
Annualized Rent for occupied square feet (e)	$42,771	$16,533	$1,303	$9,134	$32,394	$344,338
Annualized Rent per occupied square foot (e)	$48.26	$48.96	$26.49	$37.92	$59.26	$43.14
Boston
Square Feet (c)	1,208,855	188,018	758,869	1,325,699	1,056,279	11,618,128
% Square Feet (d)	9.6%	1.5%	6.0%	10.5%	8.4%	92.4%
Annualized Rent for occupied square feet (e)	$46,552	$9,579	$33,644	$53,569	$42,885	$446,844
Annualized Rent per occupied square foot (e)	$38.51	$50.95	$44.33	$40.41	$40.60	$38.46
San Jose
Square Feet (c)	772,627	695,224	497,811	116,214	403,773	7,302,749
% Square Feet (d)	8.9%	8.0%	5.7%	1.3%	4.6%	83.7%
Annualized Rent for occupied square feet (e)	$31,097	$40,981	$31,153	$3,608	$7,969	$273,736
Annualized Rent per occupied square foot (e)	$40.25	$58.95	$62.58	$31.04	$19.74	$37.48
Seattle
Square Feet (c)	876,223	325,447	371,868	396,924	642,192	8,650,220
% Square Feet (d)	8.8%	3.3%	3.7%	4.0%	6.4%	86.7%
Annualized Rent for occupied square feet (e)	$25,715	$9,782	$11,056	$9,708	$14,575	$236,287
Annualized Rent per occupied square foot (e)	$29.35	$30.06	$29.73	$24.46	$22.70	$27.32
New York
Square Feet (c)	152,239	734,960	485,978	404,601	950,089	4,859,611
% Square Feet (d)	3.1%	14.7%	9.7%	8.1%	19.1%	97.5%
Annualized Rent for occupied square feet (e)	$7,526	$35,688	$21,462	$20,663	$50,757	$252,339
Annualized Rent per occupied square foot (e)	$49.44	$48.56	$44.16	$51.07	$53.42	$51.93
Chicago
Square Feet (c)	985,519	470,761	569,999	460,471	643,281	9,695,474
% Square Feet (d)	8.8%	4.2%	5.1%	4.1%	5.7%	86.6%
Annualized Rent for occupied square feet (e)	$25,605	$11,591	$16,391	$11,367	$9,807	$260,501
Annualized Rent per occupied square foot (e)	$25.98	$24.62	$28.76	$24.69	$15.24	$26.87
Washington D.C.
Square Feet (c)	251,275	458,056	298,406	232,322	460,714	5,304,724
% Square Feet (d)	4.2%	7.6%	4.9%	3.8%	7.6%	87.8%
Annualized Rent for occupied square feet (e)	$11,404	$14,505	$9,072	$8,042	$16,855	$179,655
Annualized Rent per occupied square foot (e)	$45.38	$31.67	$30.40	$34.62	$36.58	$33.87
Los Angeles
Square Feet (c)	416,565	196,635	528,546	398,439	676,917	6,015,416
% Square Feet (d)	6.1%	2.9%	7.8%	5.9%	10.0%	88.6%
Annualized Rent for occupied square feet (e)	$10,990	$5,904	$16,259	$13,416	$16,877	$179,691
Annualized Rent per occupied square foot (e)	$26.38	$30.03	$30.76	$33.67	$24.93	$29.87
Atlanta
Square Feet (c)	1,092,189	181,639	74,680	126,367	376,816	6,182,171
% Square Feet (d)	14.0%	2.3%	1.0%	1.6%	4.8%	79.4%
Annualized Rent for occupied square feet (e)	$27,443	$4,338	$1,704	$2,839	$8,301	$150,300
Annualized Rent per occupied square foot (e)	$25.13	$23.88	$22.82	$22.46	$22.03	$24.31
Orange County
Square Feet (c)	120,430	76,442	114,571	138,583	42,068	5,455,895
% Square Feet (d)	2.1%	1.3%	2.0%	2.4%	0.7%	92.9%
Annualized Rent for occupied square feet (e)	$2,983	$2,004	$2,820	$3,117	$357	$134,963
Annualized Rent per occupied square foot (e)	$24.77	$26.22	$24.62	$22.49	$8.48	$24.74
All Others
Square Feet (c)	1,589,704	967,788	890,933	774,370	1,999,188	32,443,108
% Square Feet (d)	4.3%	2.6%	2.4%	2.1%	5.3%	86.8%
Annualized Rent for occupied square feet (e)	$36,498	$25,592	$20,030	$21,151	$39,515	$752,185
Annualized Rent per occupied square foot (e)	$22.96	$26.44	$22.48	$27.31	$19.77	$23.18
Total Portfolio
Square Feet (c)	8,351,805	4,632,654	4,640,856	4,614,868	7,797,979	105,509,133
% Square Feet (d)	6.8%	3.8%	3.8%	3.8%	6.4%	86.3%
Annualized Rent for occupied square feet (e)	$268,585	$176,498	$164,895	$156,613	$240,290	$3,210,838
Annualized Rent per occupied square foot (e)	$32.16	$38.10	$35.53	$33.94	$30.81	$30.43

(a)	Based on the contractual termination date of the lease without regard to any early lease termination and/or renewal options.

(b)	Total square feet subject to month to month leases is approximately 955,976.

(c)	Total net rentable square feet represented by expiring leases.

(d)	Percentage of total net rentable square feet represented by expiring leases.

(e)	Based on annualized rent. Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, under existing leases as of December 31, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of December 31, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to December 31, 2003. Total rent abatements for leases in place as of December 31, 2003, for the period from January 1, 2004 to December 31, 2004 are approximately $38.2 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(f)	Management offices and building use square footage are included with $0 rent per square foot.

Equity Office Properties Trust
Total Office Portfolio Rent Expiration by Market 2004 to 2006
December 31, 2003

	Percentage of Total Office Portfolio Rent Expiring (a)

	Expiration Year

Market	2004	2005	2006	Total

San Francisco	1.24%	1.90%	1.15%	4.29%
Boston	1.24%	1.28%	0.91%	3.43%
San Jose	0.84%	1.65%	1.10%	3.58%
Seattle	0.92%	1.07%	0.93%	2.92%
New York	0.47%	0.24%	0.38%	1.09%
Chicago	0.90%	0.85%	1.20%	2.95%
Washington D.C	0.51%	0.83%	0.68%	2.02%
Los Angeles	0.38%	0.67%	0.88%	1.93%
Atlanta	0.32%	0.40%	1.17%	1.89%
Orange County	0.59%	0.80%	0.65%	2.05%

(a)	Based on annualized rent as a percentage of total office rental revenues. Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0, the first monthly rent payment due, under existing leases as of December 31, 2003, multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of December 31, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to December 31, 2003. Total rent abatements for leases in place as of December 31, 2003, for the period from January 1, 2004 to December 31, 2004 are approximately $38.2 million. We believe Annualized Rent is a useful measure because this information can used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Office Lease Distribution by Size
December 31, 2003

		Percentage of Office		Percentage of Office	Annualized Rent per
	Total Occupied	Portfolio Occupied	Annualized Rent (in	Portfolio Annualized	Occupied Square
Square Feet Under Lease	Square Feet (a)	Square Feet	thousands) (b)	Rent (b)	Foot (b)

2,500 or Less	4,930,318	4.7%	$136,258	4.2%	$27.64
2,501 - 5,000	7,565,356	7.2%	212,500	6.6%	$28.09
5,001 - 7,500	6,329,159	6.0%	183,552	5.7%	$29.00
7,501 - 10,000	5,055,378	4.8%	143,913	4.5%	$28.47
10,001 - 20,000	15,428,173	14.7%	436,410	13.6%	$28.29
20,001 - 40,000	17,062,916	16.3%	510,802	15.9%	$29.94
40,001 - 60,000	9,974,539	9.5%	308,082	9.6%	$30.89
60,001 - 100,000	10,927,854	10.4%	338,834	10.6%	$31.01
100,001 or Greater	27,550,342	26.3%	940,488	29.3%	$34.14

Total/Weighted Average	104,824,035	100.0%	$3,210,838	100.0%	$30.43

(a)	Reconciliation for total net rentable square feet for Office Properties is as follows:

	Square Footage	Percent of Total

Square footage occupied by tenants	104,824,035	85.7%
Square footage used for management offices and building use	685,098	0.6%

Total occupied square feet	105,509,133	86.3%

Leased and unoccupied square feet	2,238,326	1.8%
Unleased square feet	14,507,466	11.9%

Total rentable square feet	122,254,925	100.0%

(b)	Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, under existing leases as of December 31, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of December 31, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to December 31, 2003. Total rent abatements for leases in place as of December 31, 2003, for the period from January 1, 2004 to December 31, 2004 are approximately $38.2 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Office Portfolio Distribution by Industry
December 31, 2003

			Percentage of Office
		Occupied Square	Portfolio Occupied
NAICS Code	Classification	Feet	Square Feet

541	Professional, Scientific and Technical Services	35,157,068	33.3	%(a)
521-525	Finance and Insurance	26,214,850	24.8	%(b)
511-514	Information	10,969,427	10.4	%(c)
311-339	Manufacturing	6,464,301	6.1%
561-562	Administrative and Support and Waste Management and Remediation Services	3,502,025	3.3%
921-928	Public Administration	3,762,284	3.6%
421-422	Wholesale Trade	1,781,797	1.7%
531-533	Real Estate, Rental and Leasing	2,638,824	2.5%
233-235	Construction	1,042,345	1.0%
621-624	Health Care and Social Assistance	1,573,260	1.5%
811-824	Other Services (except Public Administration)	1,556,219	1.5%
441-454	Retail Trade	1,323,826	1.3%
711-713	Arts, Entertainment and Recreation	1,367,799	1.3%
211-213	Mining	1,543,519	1.5%
221	Utilities	608,046	0.6%
721-722	Accommodation and Food Services	1,083,133	1.0%
481-493	Transportation and Warehousing	733,824	0.7%
611	Educational Services	1,035,217	1.0%
111-115	Agriculture, Forestry, Fishing and Hunting	124,705	0.1%
551	Management of Companies and Enterprises	96,872	0.1%
Other	Non-classified	2,929,792	2.8%

Square footage occupied by tenants		105,509,133	100%

(a) Professional, Scientific and Technical Services includes the following:

5411	Legal Services	14,585,195	13.8%
5412	Accounting, Tax Preparation, Bookkeeping and Payroll Services	3,506,343	3.3%
5413	Architectural, Engineering, and Related Services	2,099,033	2.0%
5415	Computer Systems Design and Related Services	5,111,404	4.8%
5416	Management, Scientific and Technical Consulting Services (Marketing Consulting Services)	6,629,902	6.3%
	Other Professional, Scientific and Technical Services	3,225,191	3.1%

	Total Professional, Scientific and Technical Services	35,157,068	33.3%

(b) Finance and Insurance includes the following:

523	Securities, Commodity Contracts and Other Financial Investments and Related Activities	8,096,762	7.7%
524	Insurance Carriers and Related Activities	6,983,993	6.6%
5221	Depository Credit Intermediation (Banks, S&Ls, Credit Unions)	6,557,193	6.2%
	Other Finance and Insurance	4,576,902	4.3%

	Total Finance and Insurance	26,214,850	24.8%

(c) Information includes the following:

511	Publishing Industries	4,462,261	4.2%
5133	Telecommunications	4,221,065	4.0%
	Other Information	2,286,101	2.2%

	Total Information	10,969,427	10.4%

Equity Office Properties Trust
Office Property Statistics by Region
December 31, 2003

			Percent of
			Office			Annualized	Percent of
			Portfolio			Rent for	Office	Annualized
			Rentable	Rentable		occupied	Portfolio	Rent per
		Number of	Square	Square	Percent	square feet (in	Annualized	Occupied
Primary Market	Sub Market	Buildings	Feet	Feet	Occupied	thousands) (a)	Rent	Square Foot (a)

ATLANTA REGION
Atlanta
	Buckhead
Prominence in Buckhead (c)		1	424,309	0.3%	96.0%	$12,406	0.4%	$30.47
	Downtown Atlanta
One Ninety One Peachtree Tower (b) (c)		1	1,215,288	1.0%	94.5%	$39,104	1.2%	$34.06
	Central Perimeter
Central Park		2	615,050	0.5%	66.4%	$7,994	0.2%	$19.56
Lakeside Office Park		5	390,721	0.3%	73.6%	$5,808	0.2%	$20.20
Perimeter Center		31	3,278,736	2.7%	71.7%	$47,858	1.5%	$20.35
	Midtown
Promenade II (c)		1	774,344	0.6%	96.3%	$20,080	0.6%	$26.92
	Northwest Atlanta
200 Galleria		1	438,273	0.4%	75.1%	$7,607	0.2%	$23.12
Paces West		2	646,471	0.5%	78.0%	$9,443	0.3%	$18.72
Orlando
	Downtown Orlando
SunTrust Center (c)		1	640,741	0.5%	91.4%	$15,421	0.5%	$26.32

Atlanta Region Total/Weighted Average		45	8,423,933	6.9%	80.3%	165,721	5.2%	$24.49

BOSTON REGION
Boston
	Back Bay/ Fenway
222 Berkeley Street (c)		1	519,608	0.4%	93.9%	$20,635	0.6%	$42.30
500 Boylston Street (c)		1	706,864	0.6%	93.7%	$30,566	1.0%	$46.17
	E Cambridge/Kendall Square
One Canal Park		1	98,607	0.1%	86.5%	$2,559	0.1%	$30.01
One Memorial Drive		1	352,905	0.3%	91.5%	$12,359	0.4%	$38.27
245 First Street (a/k/a Riverview II)		1	148,552	0.1%	72.5%	$3,216	0.1%	$29.87
Ten Canal Park		1	110,843	0.1%	100.0%	$5,495	0.2%	$49.57
	Financial District
100 Summer Street		1	1,034,605	0.8%	93.6%	$35,717	1.1%	$36.88
125 Summer Street		1	463,603	0.4%	80.8%	$16,415	0.5%	$43.79
150 Federal Street		1	529,730	0.4%	93.5%	$21,128	0.7%	$42.64
175 Federal Street		1	207,366	0.2%	96.8%	$7,454	0.2%	$37.11
2 Oliver Street-147 Milk Street		1	270,302	0.2%	87.4%	$7,105	0.2%	$30.08
225 Franklin Street		1	916,722	0.7%	95.7%	$42,963	1.3%	$48.99
28 State Street		1	570,040	0.5%	99.6%	$27,322	0.9%	$48.14
75-101 Federal Street (d)		2	813,195	0.7%	84.2%	$27,123	0.8%	$39.60
One Post Office Square (c)		1	765,296	0.6%	92.0%	$30,620	1.0%	$43.48
Rowes Wharf (b) (c)		3	344,645	0.3%	91.2%	$16,232	0.5%	$51.62
Russia Wharf		1	313,333	0.3%	85.1%	$6,363	0.2%	$23.86
Sixty State Street (b) (e)		1	823,014	0.7%	99.3%	$36,279	1.1%	$44.37
South Station (b)		1	184,183	0.2%	99.6%	$6,296	0.2%	$34.31
	North Station/Gov't Ctr
Center Plaza		1	650,406	0.5%	99.6%	$21,249	0.7%	$32.80

Equity Office Properties Trust
Office Property Statistics by Region
December 31, 2003

				Percent of
				Office		Annualized	Percent of
				Portfolio		Rent for	Office	Annualized
			Rentable	Rentable		occupied	Portfolio	Rent per
		Number of	Square	Square	Percent	square feet (in	Annualized	Occupied
Primary Market	Sub Market	Buildings	Feet	Feet	Occupied	thousands)(a)	Rent	Square Foot(a)

	Burlington/Lowell
Crosby Corporate Center		6	336,601	0.3%	88.0%	$6,185	0.2%	$20.89
Crosby Corporate Center II		3	257,528	0.2%	99.1%	$6,515	0.2%	$25.54
New England Executive Park		8	756,228	0.6%	82.3%	$15,979	0.5%	$25.68
New England Executive Park 17		1	56,890	0.0%	84.3%	$1,015	0.0%	$21.17
The Tower at N.E.E.P		1	199,860	0.2%	91.8%	$4,711	0.1%	$25.67
	Newton/Brookline/Wellesley/Needham

Riverside Center		1	494,710	0.4%	99.7%	$17,133	0.5%	$34.74
Wellesley Office Park 1-4		4	216,420	0.2%	89.0%	$5,644	0.2%	$29.30
Wellesley 5-7		3	362,421	0.3%	96.1%	$10,687	0.3%	$30.67
Wellesley 8		1	62,952	0.1%	100.0%	$1,878	0.1%	$29.82

Boston Region Total/ Weighted Average		51	12,567,429	10.3%	92.4%	446,844	13.9%	$38.46

CHICAGO REGION Chicago	Central Loop
161 North Clark (c)		1	1,010,520	0.8%	95.3%	$28,254	0.9%	$29.33
30 North LaSalle (b)		1	909,245	0.7%	97.4%	$17,729	0.6%	$20.02
	West Loop
10 & 30 South Wacker Drive (c)		2	2,003,288	1.6%	81.8%	$57,561	1.8%	$35.11
101 North Wacker		1	575,294	0.5%	91.5%	$14,145	0.4%	$26.87
200 West Adams		1	677,222	0.6%	94.5%	$16,314	0.5%	$25.48
Civic Opera House		1	841,778	0.7%	93.8%	$17,778	0.6%	$22.51
One North Franklin		1	617,592	0.5%	95.2%	$18,145	0.6%	$30.87
	Central North
Corporate 500 Centre		4	655,872	0.5%	75.7%	$13,395	0.4%	$26.97
Tri-State International		5	546,263	0.4%	77.8%	$9,074	0.3%	$21.34
	O'Hare
1700 Higgins Centre		1	134,283	0.1%	100.0%	$2,952	0.1%	$21.98
Presidents Plaza		4	818,712	0.7%	88.7%	$17,419	0.5%	$23.98
	Eastern East/West Corridor
1111 West 22nd Street		1	224,847	0.2%	83.2%	$4,615	0.1%	$24.68
Oakbrook Terrace Tower		1	772,928	0.6%	76.7%	$13,947	0.4%	$23.54
One Lincoln Centre		1	294,972	0.2%	85.9%	$6,986	0.2%	$27.58
Westbrook Corporate Center		5	1,107,372	0.9%	76.5%	$22,186	0.7%	$26.18
Cleveland
	Downtown
BP Tower		1	1,270,204	1.0%	76.7%	$18,198	0.6%	$18.68
Columbus
	Worthington
Community Corporate Center		1	250,169	0.2%	84.2%	$4,251	0.1%	$20.17
One Crosswoods		1	129,583	0.1%	84.3%	$1,618	0.1%	$14.82
Indianapolis	CBD
Bank One Center (c)		2	1,057,877	0.9%	92.1%	$21,434	0.7%	$21.99

Chicago Region Total/ Weighted Average		35	13,898,021	11.4%	86.1%	306,002	9.5%	$25.58

Equity Office Properties Trust
Office Property Statistics by Region
December 31, 2003

				Percent of
				Office		Annualized	Percent of
				Portfolio		Rent for	Office	Annualized
			Rentable	Rentable		occupied	Portfolio	Rent per
		Number of	Square	Square	Percent	square feet (in	Annualized	Occupied
Primary Market	Sub Market	Buildings	Feet	Feet	Occupied	thousands)(a)	Rent	Square Foot(a)

DENVER REGION
Denver
	Central Business District
410 17th Street		1	396,047	0.3%	90.6%	$6,696	0.2%	$18.66
Denver Post Tower (b)		1	579,999	0.5%	82.6%	$9,655	0.3%	$20.15
Dominion Plaza		1	571,468	0.5%	90.0%	$9,109	0.3%	$17.71
Tabor Center		2	692,387	0.6%	84.5%	$15,350	0.5%	$26.22
Trinity Place		1	189,163	0.2%	82.3%	$2,573	0.1%	$16.53
U.S. Bank Tower (b)		1	485,902	0.4%	94.0%	$9,518	0.3%	$20.84
	Southeast
4949 South Syracuse		1	62,633	0.1%	77.6%	$1,078	0.0%	$22.17
Denver Corporate Center II & III		2	375,139	0.3%	77.1%	$4,936	0.2%	$17.08
Metropoint I		1	263,716	0.2%	86.5%	$4,464	0.1%	$19.57
Metropoint II		1	150,673	0.1%	100.0%	$3,991	0.1%	$26.49
Millennium Plaza		1	330,033	0.3%	100.0%	$8,028	0.3%	$24.32
Terrace Building		1	115,408	0.1%	83.6%	$2,001	0.1%	$20.73
The Quadrant		1	317,218	0.3%	69.5%	$4,211	0.1%	$19.10
The Solarium		1	162,817	0.1%	82.9%	$2,592	0.1%	$19.20
Minneapolis
	I-494
Northland Plaza		1	296,967	0.2%	81.6%	$5,736	0.2%	$23.67
	Minneapolis CBD
LaSalle Plaza		1	588,908	0.5%	92.6%	$14,718	0.5%	$26.98
Wells Fargo Center (c)		1	1,117,439	0.9%	97.6%	$23,369	0.7%	$21.42
Phoenix
	Central Corridor
49 E. Thomas Road		1	18,892	0.0%	42.1%	$83	0.0%	$10.40
One Phoenix Plaza		1	586,403	0.5%	100.0%	$8,427	0.3%	$14.37

Denver Region Total/ Weighted Average		21	7,301,212	6.0%	89.3%	136,536	4.3%	$20.94

Equity Office Properties Trust
Office Property Statistics by Region
December 31, 2003

				Percent of
				Office		Annualized	Percent of
				Portfolio		Rent for	Office	Annualized
			Rentable	Rentable		occupied	Portfolio	Rent per
		Number of	Square	Square	Percent	square feet (in	Annualized	Occupied
Primary Market	Sub Market	Buildings	Feet	Feet	Occupied	thousands)(a)	Rent	Square Foot(a)

HOUSTON REGION
Austin
	CBD
One American Center (b)		1	505,770	0.4%	71.9%	$10,084	0.3%	$27.71
One Congress Plaza		1	517,849	0.4%	86.5%	$12,260	0.4%	$27.37
San Jacinto Center		1	403,329	0.3%	82.8%	$9,533	0.3%	$28.54
Dallas
	Far North Dallas
Colonnade I & II		2	606,615	0.5%	90.6%	$13,099	0.4%	$23.83
Colonnade III		1	377,639	0.3%	87.0%	$7,810	0.2%	$23.78
	Las Colinas
909 E. Las Colinas Boulevard		1	360,815	0.3%	34.3%	$1,973	0.1%	$15.95
545 E. John Carpenter Freeway		1	369,134	0.3%	74.6%	$5,784	0.2%	$21.01
	LBJ Freeway
Four Forest Plaza (c)		1	394,324	0.3%	76.9%	$5,296	0.2%	$17.47
Lakeside Square		1	397,328	0.3%	75.2%	$6,223	0.2%	$20.82
North Central Plaza Three		1	346,575	0.3%	65.9%	$3,840	0.1%	$16.83
	Central Expressway
9400 NCX		1	379,556	0.3%	76.9%	$5,072	0.2%	$17.37
Eighty Eighty Central		1	283,707	0.2%	96.2%	$5,413	0.2%	$19.84
	Preston Center
Preston Commons (c)		3	418,604	0.3%	91.2%	$8,056	0.3%	$21.10
Sterling Plaza (c)		1	302,747	0.2%	90.5%	$5,983	0.2%	$21.83
Houston
	San Felipe/Voss
San Felipe Plaza (c)		1	959,466	0.8%	91.6%	$18,321	0.6%	$20.84
	Northwest
Brookhollow Central		3	797,971	0.7%	87.6%	$12,828	0.4%	$18.35
	North Belt
Intercontinental Center		1	194,801	0.2%	66.0%	$2,422	0.1%	$18.83
Northborough Tower (c)		1	207,908	0.2%	100.0%	$4,064	0.1%	$19.55
	Westchase
2500 CityWest		1	574,216	0.5%	76.4%	$9,942	0.3%	$22.68
New Orleans
	CBD
LL&E Tower		1	545,157	0.4%	90.3%	$8,770	0.3%	$17.82
Texaco Center		1	619,714	0.5%	79.4%	$8,238	0.3%	$16.74
	Metairie/ E. Jefferson
One Lakeway Center		1	289,112	0.2%	92.3%	$4,679	0.1%	$17.54
Two Lakeway Center		1	440,826	0.4%	85.6%	$7,356	0.2%	$19.50
Three Lakeway Center		1	462,890	0.4%	84.9%	$7,244	0.2%	$18.43

Houston Region Total/ Weighted Average		29	10,756,053	8.8%	82.3%	184,290	5.7%	$20.83

Equity Office Properties Trust
Office Property Statistics by Region
December 31, 2003

				Percent of
				Office		Annualized	Percent of
				Portfolio		Rent for	Office	Annualized
			Rentable	Rentable		occupied	Portfolio	Rent per
		Number of	Square	Square	Percent	square feet (in	Annualized	Occupied
Primary Market	Sub Market	Buildings	Feet	Feet	Occupied	thousands)(a)	Rent	Square Foot(a)

LOS ANGELES REGION
Los Angeles
	Downtown LA
550 South Hope Street		1	566,434	0.5%	84.0%	$10,288	0.3%	$21.62
Two California Plaza (b)		1	1,329,810	1.1%	96.9%	$38,690	1.2%	$30.03
	Glendale
700 North Brand		1	202,531	0.2%	85.5%	$4,755	0.1%	$27.45
	Marina Del Ray
Water’s Edge (c) (h)		2	243,433	0.2%	27.1%	$1,892	0.1%	$28.71
	Mid-Counties LA
Cerritos Towne Center (b)		5	461,794	0.4%	96.8%	$11,348	0.4%	$25.39
	Pasadena
3280 E. Foothill Boulevard		1	150,951	0.1%	98.5%	$3,359	0.1%	$22.60
790 Colorado		1	130,811	0.1%	81.9%	$2,691	0.1%	$25.13
Century Square		1	205,653	0.2%	100.0%	$5,542	0.2%	$26.95
Pasadena Financial		1	148,201	0.1%	96.3%	$3,864	0.1%	$27.07
Pasadena Towers (c)		2	439,366	0.4%	85.7%	$11,188	0.3%	$29.71
	Santa Monica
2951 28th Street (c)		1	85,000	0.1%	68.6%	$1,540	0.0%	$26.42
429 Santa Monica		1	84,798	0.1%	81.8%	$2,415	0.1%	$34.82
Arboretum Courtyard		1	139,103	0.1%	92.2%	$4,741	0.1%	$36.98
Santa Monica Business Park (b) (c)		19	964,828	0.8%	88.9%	$24,537	0.8%	$28.62
Searise Office Tower		1	124,116	0.1%	93.4%	$4,431	0.1%	$38.20
Wilshire Palisades (b)		1	193,840	0.2%	93.7%	$8,704	0.3%	$47.91
	Westwood
10880 Wilshire Boulevard		1	534,047	0.4%	85.1%	$16,587	0.5%	$36.51
10960 Wilshire Boulevard		1	576,018	0.5%	90.3%	$16,041	0.5%	$30.86
The Tower in Westwood		1	205,347	0.2%	97.0%	$7,076	0.2%	$35.51
Orange County	Irvine Bus Ctr/Tustin/N
	Irvine
1920 Main Plaza		1	305,662	0.3%	98.9%	$9,308	0.3%	$30.79
2010 Main Plaza		1	280,882	0.2%	90.8%	$6,788	0.2%	$26.61
Inwood Park		1	157,480	0.1%	83.2%	$3,037	0.1%	$23.18
	Airport Complex
1201 Dove Street		1	78,340	0.1%	91.7%	$1,984	0.1%	$27.61
18301 Von Karman (Apple Building)		1	219,537	0.2%	90.7%	$6,015	0.2%	$30.22
18581 Teller		1	86,087	0.1%	47.4%	$869	0.0%	$21.30
2600 Michelson		1	307,662	0.3%	91.0%	$7,682	0.2%	$27.43
Fairchild Corporate Center		1	105,005	0.1%	98.1%	$2,642	0.1%	$25.65
Tower 17		1	230,755	0.2%	88.3%	$5,526	0.2%	$27.13
	Anaheim Stadium Area
500 Orange Tower (f)		1	290,765	0.2%	93.0%	$6,291	0.2%	$23.27
Stadium Towers		2	262,065	0.2%	97.9%	$6,212	0.2%	$24.21
	Brea
Brea Corporate Place (b) (c)		2	328,305	0.3%	96.7%	$8,456	0.3%	$26.63
Brea Corporate Plaza (c)		1	117,195	0.1%	94.7%	$2,161	0.1%	$19.47
Brea Financial Commons (c)		3	164,489	0.1%	100.0%	$4,084	0.1%	$24.83
Brea Park Centre		3	168,315	0.1%	96.7%	$3,114	0.1%	$19.14
	Eastern Central County
1100 Executive Tower		1	366,747	0.3%	100.0%	$9,283	0.3%	$25.31
Lincoln Town Center		1	215,003	0.2%	96.3%	$4,942	0.2%	$23.86

Equity Office Properties Trust
Office Property Statistics by Region
December 31, 2003

				Percent of
				Office		Annualized	Percent of
				Portfolio		Rent for	Office	Annualized
			Rentable	Rentable		occupied	Portfolio	Rent per
		Number of	Square	Square	Percent	square feet (in	Annualized	Occupied
Primary Market	Sub Market	Buildings	Feet	Feet	Occupied	thousands)(a)	Rent	Square Foot(a)

	Garden Grove
The City - 3800 Chapman		1	157,231	0.1%	100.0%	$3,114	0.1%	$19.80
500-600 City Parkway		3	458,949	0.4%	95.7%	$8,809	0.3%	$20.06
City Plaza		1	324,234	0.3%	93.6%	$6,811	0.2%	$22.45
City Tower		1	409,412	0.3%	84.7%	$8,549	0.3%	$24.65
	Huntington-Seal
	Bchs/Westminster
Bixby Ranch		1	295,298	0.2%	89.4%	$6,762	0.2%	$25.61
	South Coast Metro
Griffin Towers		1	543,416	0.4%	92.4%	$12,525	0.4%	$24.95
San Diego
	Miramar
Westridge		1	53,326	0.0%	100.0%	$914	0.0%	$17.14
	Mission Valley
Centerside II		1	286,940	0.2%	73.3%	$5,707	0.2%	$27.14
	N. University (UTC)
La Jolla Centre I & II		2	314,034	0.3%	85.1%	$8,355	0.3%	$31.27
Nobel Corporate Plaza		1	102,686	0.1%	79.1%	$2,911	0.1%	$35.83
Park Plaza		1	66,761	0.1%	71.3%	$1,445	0.0%	$30.34
Smith Barney Tower		1	187,999	0.2%	93.6%	$6,671	0.2%	$37.93
The Plaza at La Jolla Village (c)		5	635,419	0.5%	95.3%	$20,031	0.6%	$33.09
	Scipps Ranch
Bridge Pointe Corporate Centre I & II (c)		2	372,653	0.3%	100.0%	$8,039	0.3%	$21.57
	Sorrento Mesa
Pacific Corporate Plaza		2	104,847	0.1%	100.0%	$1,774	0.1%	$16.92
One Pacific Heights		1	120,473	0.1%	96.0%	$3,035	0.1%	$26.24

Los Angeles Region Total/ Weighted Average		91	14,904,053	12.2%	90.6%	373,536	11.6%	$27.66

NEW YORK REGION
New York
	Columbus Circle
WorldWide Plaza (g)		1	1,704,624	1.4%	96.4%	$81,757	2.5%	$49.76
	Park/Lexington
Park Avenue Tower (c)		1	568,060	0.5%	99.4%	$34,606	1.1%	$61.32
Tower 56		1	163,830	0.1%	93.8%	$9,630	0.3%	$62.69
	Third Avenue
850 Third Avenue (c)		1	568,867	0.5%	97.7%	$24,060	0.7%	$43.30
	Madison Avenue
527 Madison Avenue		1	215,332	0.2%	82.7%	$11,353	0.4%	$63.79
	Rockefeller Center
1301 Avenue of Americas (c) (e)		1	1,765,694	1.4%	99.9%	$90,933	2.8%	$51.53
Stamford
	Shelton
Shelton Pointe		1	159,853	0.1%	84.9%	$2,397	0.1%	$17.66
	Stamford
177 Broad Street		1	188,029	0.2%	71.3%	$4,226	0.1%	$31.52
300 Atlantic Street		1	270,497	0.2%	98.0%	$8,807	0.3%	$33.23
Canterbury Green (b)		1	226,197	0.2%	96.1%	$7,357	0.2%	$33.83
One Stamford Plaza		1	214,136	0.2%	96.6%	$7,108	0.2%	$34.35
Two Stamford Plaza		1	251,510	0.2%	97.4%	$8,477	0.3%	$34.59
Three Stamford Plaza		1	242,732	0.2%	84.8%	$6,255	0.2%	$30.39
Four Stamford Plaza		1	261,195	0.2%	83.5%	$5,990	0.2%	$27.47

New York Region Total/ Weighted Average		14	6,800,556	5.6%	95.4%	302,957	9.4%	$46.70

Equity Office Properties Trust
Office Property Statistics by Region
December 31, 2003

				Percent of
				Office		Annualized	Percent of
				Portfolio		Rent for	Office	Annualized
			Rentable	Rentable		occupied	Portfolio	Rent per
		Number of	Square	Square	Percent	square feet (in	Annualized	Occupied
Primary Market	Sub Market	Buildings	Feet	Feet	Occupied	thousands)(a)	Rent	Square Foot(a)

SAN FRANCISCO REGION
San Francisco
	Financial District
580 California		1	313,012	0.3%	85.2%	$11,936	0.4%	$44.74
60 Spear Street		1	133,782	0.1%	92.9%	$5,406	0.2%	$43.51
Maritime Plaza		1	534,874	0.4%	100.0%	$22,295	0.7%	$41.69
One Market (b)		1	1,458,808	1.2%	82.6%	$58,943	1.8%	$48.94
Ferry Building (b) (c) (h)		1	243,812	0.2%	69.0%	$5,580	0.2%	$33.19
	South Financial District
120 Montgomery		1	420,310	0.3%	69.6%	$9,600	0.3%	$32.79
150 California		1	201,787	0.2%	75.9%	$8,281	0.3%	$54.08
188 Embarcadero		1	85,432	0.1%	98.4%	$3,266	0.1%	$38.86
201 California		1	240,546	0.2%	73.1%	$7,349	0.2%	$41.82
201 Mission Street		1	483,289	0.4%	68.8%	$11,495	0.4%	$34.56
301 Howard Street		1	307,396	0.3%	81.2%	$7,745	0.2%	$31.03
One Post (c)		1	421,121	0.3%	91.2%	$12,919	0.4%	$33.64
Foundry Square II (c) (h)		1	505,480	0.4%	23.3%	$3,289	0.1%	$27.88
	Burlingame
Bay Park Plaza I & II (b)		2	257,058	0.2%	76.5%	$11,113	0.3%	$56.52
One Bay Plaza		1	176,533	0.1%	76.1%	$4,593	0.1%	$34.17
	Belmont/Foster City/Redwd
	Shr
Bayside Corporate Center		2	84,925	0.1%	26.7%	$551	0.0%	$24.35
Metro Center (b)		4	712,982	0.6%	88.4%	$31,124	1.0%	$49.40
Vintage Industrial Park		5	123,255	0.1%	66.0%	$3,166	0.1%	$38.91
Vintage Park Office		1	38,839	0.0%	74.9%	$1,117	0.0%	$38.40
Parkside Towers		2	398,460	0.3%	9.7%	$928	0.0%	$24.06
Towers@Shore Center		2	335,960	0.3%	51.2%	$13,529	0.4%	$78.67
	Brisbane/Daly City
Sierra Point		1	99,150	0.1%	50.3%	$1,699	0.1%	$34.09
	Larkspur
Drake’s Landing		3	121,379	0.1%	90.6%	$4,839	0.2%	$44.01
Larkspur Landing Office Park		3	189,289	0.2%	64.5%	$4,810	0.1%	$39.42
Wood Island Office Complex		2	76,609	0.1%	94.6%	$3,360	0.1%	$46.37
	Redwood City/San Carlos
555 Twin Dolphin Plaza		1	198,494	0.2%	98.3%	$7,894	0.2%	$40.44
Redwood Shores		1	78,022	0.1%	0.0%	$0	0.0%	—
Seaport Centre		13	465,955	0.4%	75.7%	$11,938	0.4%	$33.84
Seaport Plaza		2	159,350	0.1%	0.0%	$0	0.0%	—
Skyway Landing I & II		2	241,694	0.2%	76.4%	$10,389	0.3%	$56.30
	San Bruno/Millbrae San
	Bruno/Millbrae
Bayhill Office Center		4	514,265	0.4%	84.4%	$14,674	0.5%	$33.79
	San Mateo
Peninsula Office Park		7	490,849	0.4%	83.0%	$19,577	0.6%	$48.03
San Mateo BayCenter I		1	121,224	0.1%	80.7%	$3,129	0.1%	$31.99
San Mateo BayCenter II		1	120,335	0.1%	77.1%	$3,767	0.1%	$40.58
San Mateo BayCenter III		1	62,029	0.1%	85.4%	$2,733	0.1%	$51.57
Concar (b) (c)		2	219,318	0.2%	99.0%	$15,693	0.5%	$72.28

Equity Office Properties Trust
Office Property Statistics by Region
December 31, 2003

			Percent of
			Office			Annualized	Percent of
			Portfolio			Rent for	Office	Annualized
			Rentable	Rentable		occupied	Portfolio	Rent per
		Number of	Square	Square	Percent	square feet (in	Annualized	Occupied
Primary Market	Sub Market	Buildings	Feet	Feet	Occupied	thousands) (a)	Rent	Square Foot (a)

	San Rafael
San Rafael Corporate Center		2	155,318	0.1%	32.1%	$1,990	0.1%	$39.94
	Santa Rosa
Fountaingrove Center		3	161,055	0.1%	92.9%	$3,621	0.1%	$24.21
Oakland-East Bay
	Berkeley
Golden Bear Center		1	160,587	0.1%	91.1%	$4,563	0.1%	$31.19
	Concord
One & Two Corporate Centre		2	328,810	0.3%	95.6%	$8,741	0.3%	$27.82
	Emeryville
5813 Shellmound/5855 Christie		2	56,898	0.0%	80.9%	$527	0.0%	$11.45
Watergate Office Towers		6	1,251,178	1.0%	86.8%	$34,928	1.1%	$32.17
	Pleasanton
PeopleSoft Plaza		1	277,562	0.2%	39.5%	$2,526	0.1%	$23.06
	San Ramon
Norris Tech Center		3	260,825	0.2%	100.0%	$5,309	0.2%	$20.36
One & Two ADP Plaza		2	300,249	0.2%	56.8%	$4,720	0.1%	$27.70
	Walnut Creek-BART/DT
Treat Towers (c)		1	367,313	0.3%	99.1%	$13,868	0.4%	$38.10
Sacramento
	Downtown
Wells Fargo Center		1	502,365	0.4%	94.3%	$15,517	0.5%	$32.76
	Campus Commons
455 University Avenue		1	30,985	0.0%	100.0%	$668	0.0%	$21.56
555 University Avenue		1	59,645	0.0%	86.9%	$1,161	0.0%	$22.39
575 & 601 University Avenue		2	78,103	0.1%	92.7%	$1,482	0.0%	$20.47
655 University Avenue		1	43,750	0.0%	87.7%	$845	0.0%	$22.02
701 University Avenue		1	47,907	0.0%	96.5%	$1,122	0.0%	$24.28
740 University Avenue		1	14,108	0.0%	100.0%	$299	0.0%	$21.18
The Orchard		1	65,392	0.1%	82.0%	$1,104	0.0%	$20.58
	Folsom/El Dorado County
Parkshore Plaza I (c)		2	114,356	0.1%	100.0%	$2,606	0.1%	$22.79
Parkshore Plaza II (c)		2	155,497	0.1%	100.0%	$3,618	0.1%	$23.26
	Highway 50 Corridor
Cal Center		1	118,172	0.1%	91.1%	$2,347	0.1%	$21.80
Fidelity Plaza		2	76,628	0.1%	87.5%	$1,407	0.0%	$20.99
	Point West
Exposition Centre		1	72,985	0.1%	100.0%	$1,639	0.1%	$22.45
Point West Commercentre		1	119,063	0.1%	91.8%	$2,677	0.1%	$24.49
Point West Corporate Center I & II		2	144,890	0.1%	91.4%	$3,184	0.1%	$24.04
Point West I — Response Road		1	46,885	0.0%	88.1%	$911	0.0%	$22.05
Point West III- River Park Dr		1	72,088	0.1%	78.2%	$1,081	0.0%	$19.19
	Roseville/Rocklin
Douglas Corporate Center		2	102,847	0.1%	100.0%	$2,428	0.1%	$23.61
Johnson Ranch Corp Centre I & II		5	179,990	0.1%	96.9%	$4,186	0.1%	$23.99
Roseville Corporate Center		1	111,411	0.1%	100.0%	$2,895	0.1%	$25.98
	South Natomas
Gateway Oaks I		1	122,641	0.1%	91.5%	$2,593	0.1%	$23.11
Gateway Oaks II		1	66,232	0.1%	96.3%	$1,596	0.0%	$25.04
Gateway Oaks III		1	46,227	0.0%	85.8%	$990	0.0%	$24.95
Gateway Oaks IV		1	81,876	0.1%	78.6%	$1,558	0.0%	$24.21
	Watt Ave
3600-3620 American River Drive		3	121,583	0.1%	91.2%	$2,672	0.1%	$24.10

San Francisco Region Total/ Weighted Average		136	16,551,044	13.5%	77.9%	480,106	15.0%	$37.23

Equity Office Properties Trust
Office Property Statistics by Region
December 31, 2003

			Percent of
			Office			Annualized	Percent of
			Portfolio			Rent for	Office	Annualized
			Rentable	Rentable		occupied	Portfolio	Rent per
		Number of	Square	Square	Percent	square feet (in	Annualized	Occupied
Primary Market	Sub Market	Buildings	Feet	Feet	Occupied	thousands) (a)	Rent	Square Foot (a)

SAN JOSE REGION
San Jose
	Downtown
225 West Santa Clara Street		1	343,391	0.3%	71.4%	$10,280	0.3%	$41.91
10 Almaden		1	299,685	0.2%	100.0%	$12,000	0.4%	$40.04
	Campbell
Pruneyard Office Towers		3	354,772	0.3%	91.0%	$11,206	0.3%	$34.69
Pruneyard Shopping Center		2	252,210	0.2%	99.6%	$7,187	0.2%	$28.62
	Cupertino
Cupertino Business Center		2	64,680	0.1%	77.7%	$795	0.0%	$15.82
	Menlo Park
2180 Sand Hill Road		1	40,216	0.0%	84.1%	$2,568	0.1%	$75.95
	Milpitas
1900 McCarthy		1	80,709	0.1%	58.2%	$1,087	0.0%	$23.14
California Circle II		3	95,774	0.1%	74.0%	$1,328	0.0%	$18.75
Oak Creek I & II		2	70,943	0.1%	100.0%	$1,168	0.0%	$16.47
	Mountain View
Shoreline Technology Park		12	726,508	0.6%	88.2%	$16,196	0.5%	$25.28
Meier Mountain View		8	270,448	0.2%	83.5%	$9,343	0.3%	$41.37
Ravendale at Central		2	80,450	0.1%	34.1%	$542	0.0%	$19.80
	North San Jose
1740 Technology		1	198,099	0.2%	59.6%	$4,756	0.1%	$40.26
2290 North First Street		1	75,381	0.1%	70.2%	$1,225	0.0%	$23.16
Aspect Telecommunications		1	76,806	0.1%	100.0%	$2,823	0.1%	$36.76
Central Park Plaza		6	304,241	0.2%	79.7%	$6,599	0.2%	$27.22
Concourse		7	897,658	0.7%	82.9%	$31,221	1.0%	$41.95
Creekside		4	241,019	0.2%	100.0%	$6,794	0.2%	$28.19
Metro Plaza		2	416,006	0.3%	63.8%	$10,022	0.3%	$37.76
North First Office Center		2	147,016	0.1%	95.5%	$6,082	0.2%	$43.32
Ridder Park		1	83,841	0.1%	100.0%	$1,648	0.1%	$19.65
San Jose Gateway		2	152,326	0.1%	72.3%	$4,648	0.1%	$42.23
San Jose Gateway II		2	313,972	0.3%	47.8%	$5,097	0.2%	$33.95
San Jose Gateway III		1	123,250	0.1%	75.0%	$3,352	0.1%	$36.25
Skyport (County Building)		1	48,000	0.0%	100.0%	$330	0.0%	$6.88
Skyport East and West		2	414,686	0.3%	85.4%	$14,260	0.4%	$40.25
1871 The Alameda		1	44,287	0.0%	93.1%	$1,011	0.0%	$24.51
	Palo Alto
Embarcadero Place		4	192,081	0.2%	40.6%	$2,452	0.1%	$31.47
Foothill Research Center (b)		4	192,120	0.2%	100.0%	$14,344	0.4%	$74.66
Lockheed (b)		1	42,899	0.0%	100.0%	$5,317	0.2%	$123.95
Palo Alto Square (b)		6	322,228	0.3%	90.1%	$12,913	0.4%	$44.49
Xerox Campus (b)		5	205,593	0.2%	100.0%	$20,208	0.6%	$98.29
	Santa Clara
2727 Augustine		1	84,000	0.1%	100.0%	$1,788	0.1%	$21.29
3001 Stender Way		1	61,825	0.1%	100.0%	$1,187	0.0%	$19.20
3045 Stender Way		1	27,000	0.0%	100.0%	$956	0.0%	$35.39
3281-3285 Scott Boulevard		1	48,000	0.0%	56.9%	$291	0.0%	$10.68
Applied Materials I & II		2	181,850	0.1%	100.0%	$2,066	0.1%	$11.36
Lake Marriott Business Park		7	401,402	0.3%	95.5%	$9,693	0.3%	$25.29
Meier Central North		5	113,328	0.1%	58.8%	$1,834	0.1%	$27.51
Meier Central South		6	149,003	0.1%	100.0%	$3,049	0.1%	$20.46
Patrick Henry Drive		1	68,987	0.1%	100.0%	$1,864	0.1%	$27.02
Santa Clara Office Center I		1	54,701	0.0%	79.4%	$1,156	0.0%	$26.60
Santa Clara Office Center II		2	75,197	0.1%	94.8%	$2,531	0.1%	$35.51
Santa Clara Office Center III		1	47,621	0.0%	82.8%	$1,282	0.0%	$32.51
Santa Clara Office Center IV		1	5,290	0.0%	100.0%	$188	0.0%	$35.63

Equity Office Properties Trust
Office Property Statistics by Region
December 31, 2003

			Percent of
			Office			Annualized	Percent of
			Portfolio			Rent for	Office	Annualized
			Rentable	Rentable		occupied	Portfolio	Rent per
		Number of	Square	Square	Percent	square feet (in	Annualized	Occupied
Primary Market	Sub Market	Buildings	Feet	Feet	Occupied	thousands) (a)	Rent	Square Foot (a)

	Sunnyvale
Borregas Avenue		1	39,897	0.0%	100.0%	$972	0.0%	$24.37
Meier Sunnyvale		1	22,400	0.0%	100.0%	$255	0.0%	$11.40
Sunnyvale Business Center		4	175,000	0.1%	100.0%	$15,817	0.5%	$90.39

San Jose Region Total/ Weighted Average		128	8,726,796	7.1%	83.7%	273,736	8.5%	$37.48

SEATTLE REGION
Portland
	Downtown
Benjamin Franklin Plaza		1	271,573	0.2%	82.7%	$5,338	0.2%	$23.77
Congress Center (b)		1	369,120	0.3%	87.5%	$6,723	0.2%	$20.81
One Pacific Square		1	228,247	0.2%	97.9%	$4,943	0.2%	$22.12
	Beaverton
Nimbus Corporate Center		16	689,797	0.6%	78.3%	$7,572	0.2%	$14.02
	Johns Landing
5550 Macadam Building		1	41,360	0.0%	95.3%	$929	0.0%	$23.56
River Forum I & II		1	192,363	0.2%	88.4%	$3,620	0.1%	$21.28
RiverSide Centre (Oregon)		1	100,938	0.1%	90.7%	$1,969	0.1%	$21.51
	Kruseway
4000 Kruse Way Place		1	141,448	0.1%	88.3%	$2,707	0.1%	$21.66
4004 Kruse Way Place		1	58,108	0.0%	100.0%	$1,457	0.0%	$25.07
4800 Meadows (b)		1	74,352	0.1%	100.0%	$1,937	0.1%	$26.05
4949 Meadows (b)		1	124,737	0.1%	85.0%	$2,338	0.1%	$22.06
Kruse Oaks I (b)		1	91,690	0.1%	100.0%	$2,516	0.1%	$27.45
Kruse Way Plaza I & II		2	101,366	0.1%	97.8%	$2,027	0.1%	$20.46
Kruse Woods (b)		4	417,652	0.3%	96.3%	$9,976	0.3%	$24.80
4900-5000 Meadows (b)		2	144,275	0.1%	98.0%	$3,412	0.1%	$24.14
	Washington Square
Lincoln Center		7	735,429	0.6%	85.3%	$14,740	0.5%	$23.50
Seattle
	Seattle CBD
1111 Third Avenue		1	554,945	0.5%	99.8%	$15,120	0.5%	$27.29
Bank of America Tower (c)		2	1,542,016	1.3%	76.4%	$34,062	1.1%	$28.91
Nordstrom Medical Tower		1	98,382	0.1%	92.7%	$2,865	0.1%	$31.43
Second and Seneca		2	497,309	0.4%	98.8%	$12,541	0.4%	$25.53
Second and Spring Building		1	123,648	0.1%	100.0%	$3,401	0.1%	$27.51
Washington Mutual Tower (b) (c)		3	1,207,823	1.0%	98.4%	$33,922	1.1%	$28.53
Wells Fargo Center		1	940,648	0.8%	78.8%	$22,512	0.7%	$30.38
World Trade Center East (c)		1	186,912	0.2%	98.6%	$5,173	0.2%	$28.08
	Bellevue CBD
110 Atrium Place		1	214,081	0.2%	75.8%	$3,702	0.1%	$22.81
City Center Bellevue		1	472,585	0.4%	88.4%	$10,778	0.3%	$25.80
Key Center (b)		1	472,929	0.4%	99.6%	$15,252	0.5%	$32.39
One Bellevue Center (b)		1	353,552	0.3%	52.9%	$4,889	0.2%	$26.14
Plaza Center		2	465,767	0.4%	80.5%	$9,369	0.3%	$24.98
Plaza East		1	148,452	0.1%	80.7%	$2,536	0.1%	$21.18
Rainier Plaza (b)		1	430,007	0.4%	79.7%	$8,415	0.3%	$24.57

Equity Office Properties Trust
Office Property Statistics by Region
December 31, 2003

			Percent of
			Office			Annualized	Percent of
			Portfolio			Rent for	Office	Annualized
			Rentable	Rentable		occupied	Portfolio	Rent per
		Number of	Square	Square	Percent	square feet (in	Annualized	Occupied
Primary Market	Sub Market	Buildings	Feet	Feet	Occupied	thousands) (a)	Rent	Square Foot (a)

	Suburban Bellevue
Bellefield Office Park		15	454,443	0.4%	86.6%	$9,830	0.3%	$24.99
Bellevue Gateway I		1	104,291	0.1%	83.1%	$2,473	0.1%	$28.53
Bellevue Gateway II		1	64,373	0.1%	100.0%	$1,446	0.0%	$22.46
Gateway 405 Building		1	34,703	0.0%	94.4%	$687	0.0%	$20.99
Main Street Building		1	38,729	0.0%	100.0%	$1,112	0.0%	$28.70
	520 Corridor
10700 Building (b)		1	60,218	0.0%	100.0%	$2,326	0.1%	$38.63
	I-90 Corridor
Eastgate Office Park		1	261,059	0.2%	81.4%	$4,357	0.1%	$20.50
I-90 Bellevue		2	134,235	0.1%	100.0%	$4,807	0.1%	$35.81
Lincoln Executive Center		2	106,597	0.1%	97.7%	$2,732	0.1%	$26.23
Lincoln Executive Center II & III		3	171,941	0.1%	85.6%	$3,737	0.1%	$25.41
Sunset North Corporate Campus		3	465,013	0.4%	99.0%	$11,751	0.4%	$25.54
	Mercer Island
Island Corporate Center		1	101,617	0.1%	94.1%	$2,350	0.1%	$24.57
	Renton/Tukwila
Southgate Office Plaza I & II		2	267,810	0.2%	72.0%	$4,140	0.1%	$21.47

Seattle Region Total/ Weighted Average		96	13,756,540	11.3%	87.1%	308,491	9.6%	$25.73

WASHINGTON, D.C. REGION
Philadelphia
	Market Street West
1601 Market		1	681,289	0.6%	97.3%	$13,551	0.4%	$20.44
1700 Market		1	841,172	0.7%	92.4%	$18,266	0.6%	$23.49
	Conshohocken
Four Falls		1	254,355	0.2%	97.3%	$7,132	0.2%	$28.81
	King of Prussia/Wayne
Oak Hill Plaza		1	164,360	0.1%	78.7%	$3,486	0.1%	$26.96
Walnut Hill Plaza		1	150,571	0.1%	78.6%	$2,557	0.1%	$21.61
	Plymouth Mtg/Blue Bell
One Valley Square		1	70,290	0.1%	100.0%	$1,375	0.0%	$19.56
Two Valley Square		1	70,622	0.1%	81.4%	$1,166	0.0%	$20.29
Three Valley Square		1	84,605	0.1%	66.6%	$1,272	0.0%	$22.56
Four & Five Valley Square		2	68,321	0.1%	83.8%	$1,265	0.0%	$22.10
	Main Line
One Devon Square (b)		1	73,267	0.1%	97.1%	$1,658	0.1%	$23.30
Two Devon Square (b)		1	63,226	0.1%	78.4%	$1,047	0.0%	$21.11
Three Devon Square (b)		1	6,000	0.0%	100.0%	$189	0.0%	$31.42
Washington D.C.
	CBD
1111 19th Street (c)		1	252,014	0.2%	91.5%	$7,813	0.2%	$33.89
1620 L Street (c)		1	156,272	0.1%	98.1%	$4,911	0.2%	$32.04
Army and Navy Club Building		1	102,822	0.1%	92.6%	$4,235	0.1%	$44.50
One Lafayette Centre		1	314,634	0.3%	98.6%	$9,869	0.3%	$31.81
Two Lafayette Centre		1	130,704	0.1%	83.5%	$4,236	0.1%	$38.79
Three Lafayette Centre		1	259,441	0.2%	84.6%	$8,195	0.3%	$37.32
	East End
1333 H Street (c)		1	244,585	0.2%	98.9%	$8,668	0.3%	$35.85
Market Square (c)		2	681,051	0.6%	99.7%	$33,473	1.0%	$49.28
Liberty Place		1	157,550	0.1%	97.7%	$5,814	0.2%	$37.79

Equity Office Properties Trust
Office Property Statistics by Region
December 31, 2003

			Percent of
			Office			Annualized	Percent of
			Portfolio			Rent for	Office	Annualized
			Rentable	Rentable		occupied	Portfolio	Rent per
		Number of	Square	Square	Percent	square feet (in	Annualized	Occupied
Primary Market	Sub Market	Buildings	Feet	Feet	Occupied	thousands) (a)	Rent	Square Foot (a)

	Pentagon City/ Crystal City
Polk and Taylor Buildings		2	902,322	0.7%	59.9%	$16,909	0.5%	$31.30
	Fairfax Center
Centerpointe I & II		2	407,186	0.3%	100.0%	$9,317	0.3%	$22.89
Fair Oaks Plaza		1	177,559	0.1%	89.2%	$4,101	0.1%	$25.90
	Herndon
Northridge I		1	124,319	0.1%	100.0%	$3,328	0.1%	$26.77
	Reston
Reston Town Center		3	725,798	0.6%	91.0%	$23,497	0.7%	$35.59
	Rosslyn/Ballston
1300 North 17th Street		1	380,199	0.3%	77.1%	$8,673	0.3%	$29.60
1616 North Fort Myer Drive		1	292,826	0.2%	68.3%	$5,496	0.2%	$27.46
	Tyson's Corner
E. J. Randolph		1	164,906	0.1%	97.9%	$4,370	0.1%	$27.07
E. J. Randolph II		1	125,646	0.1%	100.0%	$4,497	0.1%	$35.79
John Marshall I		1	261,376	0.2%	100.0%	$6,267	0.2%	$23.98
John Marshall III		1	180,000	0.1%	100.0%	$5,987	0.2%	$33.26

Washington, D.C. Region Total/ Weighted Average		38	8,569,288	7.0%	88.8%	232,621	7.2%	$30.57

Total/Weighted Average		684	122,254,925	100.0%	86.3%	3,210,838	100.0%	$30.43

(a)	Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0, then the first monthly rent payment due, under existing leases as of December 31, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of December 31, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to December 31, 2003. Total rent abatements for leases in place as of December 31, 2003, for the period from January 1, 2004 to December 31, 2004 are approximately $38.2 million. We believe Annualized Rent is a useful measure because this information can be used for comparsion to current market rents as published by various third party sources.

(b)	All or a portion of this Office Property is held subject to a ground lease with the exception of Denver Post Tower which is subject to an air rights lease.

(c)	This Office Property is held in a partnership with an unaffiliated third party and, in the case of San Felipe Plaza and Concar, an affiliated party.

(d)	This Office Property is held in a private real estate investment trust in which we own 51.6% of the outstanding shares.

(e)	Our interest, or partial interest in certain cases, in these Office Properties is primarily attributed to our ownership of indebtedness.

(f)	We own the land and have an interest in the improvements at the Property through a joint venture with an unaffiliated party. In addition, we have a mortgage interest in such improvements.

(g)	Equity Office’s interest in the amenities component of this Office Property is primarily attributed to its ownership of mortgage indebtedness encumbering the theatre/plaza, retail, health club and parking facilities associated therewith.

(h)	The following development properties were placed in service as indicated below:

			As of December 31, 2003

Property	Location	Placed in Service	% Occupied	% Leased

Water’s Edge	Los Angeles, CA	September 2003	27.1%	100.0%
Ferry Building	San Francisco, CA	September 2003	69.0%	90.0%
Foundry Square II	San Francisco, CA	September 2003	23.3%	54.5%

Equity Office Properties Trust
Industrial Property Statistics by Region
December 31, 2003

			Percent of Industrial		Annualized Rent for	Percent of
	Number of	Rentable Square	Portfolio Rentable		occupied square feet (in	Industrial Portfolio	Annualized Rent per
Primary Market	Buildings	Feet	Square Feet	Percent Occupied (a)	thousands) (b)	Annualized Rent	Occupied Square Foot (a)

Los Angeles	1	130,600	2.3%	91.2%	$461	1.0%	$3.87
Oakland-East Bay	46	3,764,586	65.5%	88.9%	26,801	59.1%	$8.00
San Jose	28	1,855,673	32.3%	81.6%	18,099	39.9%	$11.96

Total/Weighted Average	75	5,750,859	100%	86.6%	$45,361	100%	$9.11

(a)		Occupied	Leased	Vacant	Total

	Los Angeles	91.2%	0.0%	8.8%	100.0%
	Oakland-East Bay	88.9%	1.1%	10.0%	100.0%
	San Jose	81.6%	7.3%	11.1%	100.0%

	Total	86.6%	3.1%	10.3%	100.0%

(b)	Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, under existing leases as of December 31, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of December 31, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to December 31, 2003. Total rent abatements for leases in place as of December 31, 2003, for the period from January 1, 2004 to December 31, 2004 are approximately $.1 million. Equity Office believes Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources such as Torto Wheaton and CoStar.

Forward-Looking Statements

     Certain statements in this report may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although we believe the expectations reflected in these forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of performance and we can give no assurance that our expectations will be realized. Our actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties, many of which are beyond our ability to control or predict. Among these risks and uncertainties are changes in the general economic conditions; the extent, duration and strength of any economic recovery; the extent of any tenant bankruptcies and insolvencies; our ability to maintain occupancy and to timely lease or re-lease space at anticipated rents; the amount of lease termination fees, if any; the cost and availability of debt and equity financing; our ability to timely complete and lease current and future development projects on budget and in accordance with expectations; our ability to realize anticipated costs savings from our EOPlus initiatives and to otherwise create and capture benefits of scale; our ability to obtain, at a reasonable cost, adequate insurance coverage for catastrophic events, such as earthquakes and terrorist acts; and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2002 Form 10-K and Form 8-K filed with the SEC on July 15, 2003. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.